[FRONT COVER]

ANNUAL REPORT
March 31, 2001

[COVER GRAPHIC OMITTED: ACORN, COLUMN, GRADUATION CAP, HANDSHAKE]

         Galaxy II Large Company Index Fund

         Galaxy II Small Company Index Fund

         Galaxy II Utility Index Fund

         Galaxy II U.S. Treasury Index Fund

         Galaxy II Municipal Bond Fund

Galaxy Fund II

Galaxy Funds

         [GRAPHIC OMITTED: GALAXY LOGO]
                                GALAXY
                                FUNDS

[BEGIN SIDEBAR]
MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS
O ARE NOT FDIC INSURED
O ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK
O ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED
[END SIDEBAR]



CHAIRMAN'S MESSAGE

Dear Shareholder:

      Enclosed is the Galaxy Fund II annual report for the fiscal year ended March 31, 2001. The report includes a Market Overview that discusses the economic and market conditions that may have affected your investments during this time. Following the Market Overview are individual reviews for each of the Funds. At the end of the report, you'll find financial statements and list of portfolio holdings for each of the Funds.

      The past year has been a tumultuous one, particularly for stock investors. After a strong start, economic growth and corporate earnings quickly decelerated, sending stock prices to levels not seen since 1998. By the end of the reporting period, stock prices had fallen enough from their highs to constitute a technical "bear" market. While lower interest rates should improve the economic outlook going forward, stock prices will probably remain volatile for months to come.

      In this environment, it may help to remember two time-tested investment principles. First, it's important to maintain your long-term portfolio strategies in the face of short-term market volatility. Even the sharp stock price decline of the past year is typical of normal market cycles. Investors who move to the sidelines now may miss out on a market rebound as economic conditions improve.

      Second, you can try to reduce volatility in your portfolio by maintaining a diversified asset mix. As stock prices fell in the past year, stocks of smaller companies outperformed stocks of larger firms, stocks in the utility sector outpaced technology stocks, and value-oriented stocks held up better than growth stocks. With investors leaving stocks for the greater stability of fixed-income investments, bond prices rose strongly during the year. If your portfolio is balanced among different types of assets, you are more likely to buffer your returns from the worst market losses and have some investments that outperform the averages.

      With several stock and bond investment choices, the Galaxy Fund II portfolios can provide much of the diversification you need. Your financial professional can help you choose a mix of funds that suits your particular investment goals.

      If you have questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252) or visit one of our investment professionals located at Fleet branches.

Sincerely,

/S/ DWIGHT E VICKS, JR.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees

MARKET OVERVIEW

[BEGIN SIDEBAR]
 "NEWS THAT ANNUALIZED GDP GROWTH HAD SLOWED TO 2.20% IN THE THIRD QUARTER OF
  2000 AND TO 1.00% IN THE FOURTH QUARTER, ALONG WITH RISING ENERGY PRICES AND A WEAK EURO, MADE STOCK INVESTORS INCREASINGLY NERVOUS ABOUT CORPORATE EARNINGS."
[END SIDEBAR]

MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.
      As the economic outlook changed from bright to cloudy over the past 12 months, stock prices became more volatile and then moved sharply lower. Leading the decline were stocks of technology firms and other growth stocks whose prices had far exceeded the outlook for company earnings. Bond prices improved during this time, as decelerating economic growth kept inflation under control and the Federal Reserve (the "Fed") cut short-term interest rates.
      For the 12 months ended March 31, 2001, the Standard & Poor's(REGISTRATION
MARK) 500 Composite Stock Price Index (the "S&P(REGISTRATION MARK) 500 Index"), a benchmark for large-company stocks, had a total return of -21.67 %. Over the same time, the Standard & Poor's(REGISTRATION MARK) Small Cap 600 Stock Price Index (the "S&P(REGISTRATION MARK) 600 Index"), a benchmark for small-company stocks, had a total return of -1.28%, and the Standard & Poor's(REGISTRATION
MARK) Utilities Composite Index (the "S&P(REGISTRATION MARK) Utilities Index"), a benchmark of utility stocks included in the S&P 500(REGISTRATION MARK) Index, had a total return of 37.27%. During the 12-month reporting period, the U.S. Treasury component of the Salomon Smith Barney Broad Investment Grade Bond Index (the "Salomon Smith Barney U.S. Treasury Index") returned 11.15% and the Lehman Brothers Quality Intermediate Municipal Bond Index, a benchmark for municipal bonds, returned 11.28%.

A LONG-AWAITED SLOWDOWN TAKES HOLD
      When the reporting period began in the second quarter of 2000, economic growth was still robust. The Gross Domestic Product ("GDP") that measures the output of U.S. goods and services improved at an annualized rate of 5.60%, up from 4.80% in the first quarter of 2000. With a tight labor market and higher energy prices, the annual rate of "headline" inflation had risen to 3.70%, up from 2.70% at the end of 1999.
      Following a first quarter increase in short-term interest rates of 50 basis points (0.50%), the Fed raised short-term rates another 50 basis points in the second quarter to slow growth and curb inflation. As investors became worried about the impact of higher interest rates on company profits, particularly in the overvalued technology sector, stock prices began to decline at the start of the second quarter. Then, with signs of slower growth, which suggested a peak in rates and continued expansion, stock prices advanced from the middle of May through August. Price volatility increased, however, as investors became more concerned about company fundamentals and punished firms for even minor disappointments in earnings. As the renewed emphasis on fundamentals helped investors appreciate the many values available in stocks outside the technology group, market leadership broadened. Small-cap and utility stocks benefited particularly in this climate.
      The prospects for an economic "soft landing" and a peak in interest rates were also encouraging to fixed-income investors. Following a sharp decline in April 2000, in anticipation of further rate hikes, bond prices rose into September and their yields fell. Treasury bonds and other government issues tended to outperform during this time, on expectations that a slower-growing economy would dampen corporate earnings, which would lead to lower interest rates.
      News that annualized GDP growth had slowed to 2.20% in the third quarter of 2000 and to 1.00% in the fourth quarter, along with rising energy prices and a weak Euro, made stock investors increasingly nervous about corporate earnings. Prices for large-cap stocks fell sharply through the end of the reporting period, which resulted in a large loss for the period as a whole. Although the prices for small-cap stocks also lost ground, they continued to benefit as investors searched for value and ended the period just slightly lower than where they began. Bond prices rallied further during this time, as the pronounced slowdown in growth prompted the Fed to cut short-term interest rates by 150 basis points (1.50%).

[BEGIN SIDEBAR]
 "ALTHOUGH ECONOMIC GROWTH HAS ERODED MORE THAN MANY ANALYSTS EXPECTED, WE
  BELIEVE THE FED IS LIKELY TO CUT INTEREST RATES AS MUCH AS NECESSARY TO PREVENT A RECESSION."
[END SIDEBAR]

LONG-TERM ECONOMIC PICTURE STILL BRIGHT
      Although economic growth has eroded more than many analysts expected, we believe the Fed is likely to cut interest rates as much as necessary to prevent a recession. With additional rate cuts still possible in the months ahead and the absorption of excess inventory, we expect that growth could accelerate by the end of 2001 or the beginning of 2002. If historic trends continue, stock prices could rally several months in advance of such a rebound. As this occurs, market leadership should broaden.
         In the meantime, sluggish growth and modest earnings should keep stock prices volatile. While bond prices have largely accounted for further rate cuts by the Fed, they could still enjoy modest gains in months to come.

AVERAGE ANNUAL TOTAL RETURNS
                                                                     10 YEARS/
YEARS ENDED MARCH 31, 2001      1 YEAR      3 YEARS      5 YEARS   LIFE OF FUND*
--------------------------------------------------------------------------------

Large Company Index Fund
(INCEPTION DATE 10/1/90)       (21.54)%      2.80%       13.81%       13.99%
 ................................................................................

Small Company Index Fund
(INCEPTION DATE 10/1/90)        (2.33)%      1.00%        9.78%       12.41%
 ................................................................................

Utility Index Fund
(INCEPTION DATE 1/5/93)         37.57%      13.35%       15.95%       13.82%
 ................................................................................

U.S. Treasury Index Fund
(INCEPTION DATE 6/4/91)         11.60%       6.72%        7.13%        7.56%
 ................................................................................

Municipal Bond Fund
(INCEPTION DATE 4/15/93)         9.15%       4.70%        5.30%        5.30%
 ................................................................................

* RETURN FIGURES SHOWN ARE AVERAGE TOTAL RETURNS FOR THE 10 YEARS ENDED MARCH 31, 2001 FOR THE LARGE COMPANY INDEX FUND AND SMALL COMPANY INDEX FUND AND FOR THE PERIOD FROM INCEPTION THROUGH MARCH 31, 2001 FOR EACH OTHER FUND.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO REVIEWS

[PHOTO OMITTED: G. JAY EVANS]

[BEGIN SIDEBAR]
G. JAY EVANS BECAME MANAGER OF THE GALAXY II LARGE COMPANY INDEX FUND, THE GALAXY II SMALL COMPANY INDEX FUND AND THE GALAXY II UTILITY INDEX FUND IN JULY 1998. HE HAD PREVIOUSLY MANAGED THESE FUNDS UNTIL MARCH OF 1996 AND HAS MANAGED THE GALAXY EQUITY VALUE FUND SINCE APRIL 1992.
[END SIDEBAR]

GALAXY II
LARGE COMPANY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER
     The Galaxy II Large Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of large-capitalization stocks as represented by the S&P(REGISTRATION MARK) 500 Index. By investing in publicly traded U.S. stocks according to their representation in the S&P(REGISTRATION MARK) 500 Index, the Fund is also structured to deliver the same volatility and risk as the Index.
     For the 12 months ended March 31, 2001, the S&P(REGISTRATION MARK) 500 Index had a total return of -21.67%, and the Galaxy II Large Company Index Fund had a total return of -21.54% (after the deduction of operating expenses.) The Fund's 12-month performance represents a correlation coefficient of 99.989%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

EARNINGS DISAPPOINTMENTS HURT RETURNS
     Large-capitalization stocks offer greater liquidity and, often, market dominance that investors prize during periods of competitive pricing and slower demand. Many of these stocks are global competitors sensitive to foreign investment, currency swings, and economic developments overseas. Generally, these and other characteristics earn large-cap stocks higher valuations. During periods of rising confidence and earnings acceleration, however, they may lose leadership to companies with smaller capitalizations as investors seek higher returns in the broader market.
     When investors became more concerned about corporate profits in the first months of the reporting period, and market volatility increased, the prices for stocks of larger firms generally held up better than the prices for stocks of smaller companies. This situation reversed in the third quarter of 2000, however, as investors dumped the technology stocks that make up a large portion of the S&P 500(REGISTRATION MARK) Index. Of further harm to the large-cap sector were widespread earnings disappointments and a rise in oil prices, which threatened the economic prospects and currencies of the trading partners of large U.S. multinational firms.
     These negatives - along with a weaker dollar and political uncertainties - offset strength among large-cap health care and high-quality consumer staples stocks in the fourth quarter of 2000. Market confidence was further shattered in the first quarter of 2001 by surprisingly steep reductions in earnings estimates and difficulties in forecasting future demand.

WATCHING ECONOMIES ABROAD
     The earnings slowdown, which seems synchronized around the globe, has obscured the potential for an economic recovery that lies in a soaring money supply, a surge in money-market reserves, the prospect of tax relief, and the probability of lower energy prices. Larger-cap issues may regain favor with investors if the outlook for a recovery remains positive. The more domestically oriented smaller-cap sector may have an advantage, however, if recovery is delayed in foreign economies.

GALAXY II LARGE COMPANY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF MARCH 31, 2001

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

CONSUMER STAPLES                                                                            21%
FINANCE                                                                                     18%
TECHNOLOGY                                                                                  15%
COMMUNICATIONS                                                                              14%
INDUSTRIAL                                                                                   9%
CONSUMER CYCLICAL                                                                            9%
ENERGY                                                                                       8%
UTILITIES                                                                                    3%
BASIC MATERIALS                                                                              2%
U.S. GOVERNMENT OBLIGATION, REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES        1%

GALAXY II LARGE COMPANY INDEX FUND
GROWTH OF $10,000 INVESTMENT*

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          S&P(REGISTRATION MARK) 500 INDEX  GALAXY II LARGE COMPANY INDEX FUND
10/1/90                            $10,000                             $10,000
3/92                                14,255                              13,539
3/93                                15,570                              15,526
3/94                                16,396                              15,683
3/95                                19,255                              18,048
3/96                                25,067                              23,787
3/97                                31,364                              28,383
3/98                                44,244                              41,806
3/99                                53,902                              49,395
3/00                                61,554                              57,893
3/31/01                             47,938                              45,423

* SINCE INCEPTION ON 10/1/90. THE S&P(REGISTRATION MARK) 500 INDEX IS AN UNMANAGED INDEX, WHICH DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES. AN INVESTOR CANNOT INVEST IN THE INDEX.

PORTFOLIO REVIEWS

GALAXY II
SMALL COMPANY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER
     The Galaxy II Small Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of smaller-capitalization stocks as represented by the S&P(REGISTRATION MARK) 600 Index. By investing in smaller-capitalization stocks according to their representation in the S&P(REGISTRATION MARK) 600 Index, the Fund is also structured to deliver the same volatility and risk as the Index.
     For the 12 months ended March 31, 2001, the S&P(REGISTRATION MARK) 600 Index produced a total return of -1.28%. Over the same time, the Galaxy II Small Company Index Fund returned -2.33% (after the deduction of operating expenses). The Fund's 12-month performance represents a correlation coefficient of 99.917%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

DOMESTIC FOCUS HELPS SMALL-CAPS OUTPERFORM
     Smaller companies are generally more oriented toward the domestic economy than larger firms and are thought to be more flexible in responding to business opportunities. Although they tend to be less sensitive to macroeconomic developments, small-cap stocks generally attract investors when economic confidence is rising. While the prices of small-cap stocks tend to be more volatile than the prices of large-cap stocks, that volatility can be offset by the potential for higher total returns in small-cap stocks.
     As slower growth dampened returns for most stocks over the past year, small-cap stocks held up far better than large-cap stocks. At a time when falling interest rates provided greater benefit to the small-cap sector, stocks of large high-expectation growth firms were hit particularly hard by earnings disappointments. Swollen energy prices also played a part, by dimming the economic prospects for many trading partners of U.S. multinational firms.
     Although small-cap stocks underperformed when the technology sector began to weaken early in the period, the Galaxy II Small Company Index Fund later benefited from its generally lower exposure to the technology and communications stocks with greatest volatility - as well as from an increase in investor demand for the lower risk and better valuations generally available from small-cap stocks. Of further help were outperformances by small-cap stocks in the utility and finance sectors during the fourth quarter of 2000 and by capital goods, health care, and low-multiple consumer cyclical stocks within the small-cap universe during the first quarter of 2001.

FURTHER OUTPERFORMANCE POSSIBLE
     Investors have focused more in recent months on the slowdown in earnings than on the potential for an economic recovery. A recovery has now become more likely with lower interest rates, a jump in money-market reserves, an increased chance for income tax relief, and the greater probability that energy prices will fall. Although investors may again favor larger-cap stocks if the prospects for a recovery persist, the greater domestic orientation of the smaller-cap sector may provide an advantage if economic recovery lags overseas.


GALAXY II SMALL COMPANY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF MARCH 31, 2001

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

CONSUMER STAPLES                                                                                                20%
CONSUMER CYCLICAL                                                                                               20%
INDUSTRIAL                                                                                                      16%
TECHNOLOGY                                                                                                      12%
FINANCE                                                                                                         12%
ENERGY                                                                                                           8%
UTILITIES                                                                                                        4%
BASIC MATERIALS                                                                                                  3%
U.S. GOVERNMENT OBLIGATION, REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES                            3%
COMMUNICATIONS                                                                                                   2%

GALAXY II SMALL COMPANY INDEX FUND
GROWTH OF $10,000 INVESTMENT*

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

             COMPOSITE SMALL COMPANY INDEX**    S&P(REGISTRATION MARK) 600 INDEX     GALAXY II SMALL COMPANY INDEX FUND
10/1/90                              $10,000                             $10,000                                $10,000
3/92                                  16,338                              15,684                                 15,833
3/93                                  19,140                              18,487                                 18,246
3/94                                  20,100                              21,158                                 18,915
3/95                                  21,848                              22,435                                 20,354
3/96                                  28,559                              30,442                                 26,632
3/97                                  30,514                              31,586                                 29,188
3/98                                  43,830                              46,353                                 41,220
3/99                                  35,444                              39,727                                 33,311
3/00                                  46,325                              48,201                                 43,479
3/31/01                               45,728                              48,079                                 42,434

* SINCE INCEPTION ON 10/1/90. THE S&P(REGISTRATION MARK) 600 INDEX AND RUSSELL SPECIAL SMALL COMPANY(TRADE MARK) INDEX ARE UNMANAGED INDICES, WHICH DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES. AN INVESTOR CANNOT INVEST IN THESE INDICES.
** TO SUPPLEMENT THE PERFORMANCE COMPARISON, THE FUND'S INVESTMENT ADVISOR HAS
   COMPILED THIS BLENDED INDEX WHICH IS COMPRISED OF THE RUSSELL SPECIAL SMALL COMPANY(TRADE MARK) INDEX, THE FUND'S ORIGINAL BENCHMARK, FOR THE PERIOD FROM INCEPTION ON 10/1/90 THROUGH JUNE 30, 1997 AND THE S&P(REGISTRATION MARK) 600 INDEX, THE FUND'S CURRENT BENCHMARK, FROM JULY 1, 1997 TO PRESENT. THE FUND CHANGED ITS BENCHMARK INDEX ON JULY 1, 1997.

PORTFOLIO REVIEWS

GALAXY II UTILITY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER
     The Galaxy II Utility Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of stocks in the utility industry as represented by the S&P(REGISTRATION MARK) Utilities Index. To this end, the Fund invests in publicly-traded stocks according to their representation in the S&P(REGISTRATION MARK) Utilities Index and is structured to deliver the same volatility and risk as the index. The S&P(REGISTRATION MARK) Utilities Index is an unmanaged index of the common stocks of utility companies included in the S&P 500(REGISTRATION MARK) Index.
     For the 12 months ended March 31, 2001, the S&P(REGISTRATION MARK) Utilities Index produced a total return of 37.27%, and the Galaxy II Utility Index Fund had a total return of 37.57% (after the deduction of operating expenses). The Fund's 12-month performance represents a correlation coefficient of 99.978%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

UTILITIES STRONGLY OUTPERFORM
     Utility stocks have historically offered defensive characteristics that are desirable during periods of high market volatility. With strong yields, utilities have also performed well when short-term interest rates decline prior to economic expansions. Utility stocks will most likely remain defensive, income-producing vehicles despite significant industry changes resulting from deregulation.
     Utility stocks outperformed the broader market by a wide margin during the reporting period, as economic growth slowed and the Fed cut interest rates. The sector also benefited from the exceptional strength of individual energy stocks, including stocks of firms involved in mergers, as well as strong energy pricing and a colder-than-average winter. Of further help was the energy shortage in California, which reminded investors of the tight capacity that exists in the power-generation industry.

POSITIVES SHOULD REMAIN IN PLACE FOR NOW
     Although a brightening economic outlook could send investors back into the broader market in months to come, the utility sector should continue to benefit from many of the factors that contributed to its strength in the past year. Power deregulation should eventually increase capacity through new construction. Until that occurs, however, generation margins should continue to expand. With the sector's greater sensitivity to interest rates, due to its highly leveraged capital structures, utilities should remain attractive to investors as falling interest rates lower borrowing costs in the sector and boost earnings.

GALAXY II UTILITY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF MARCH 31, 2001

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
UTILITIES                                                  72%
ENERGY                                                     27%
NET OTHER ASSETS AND LIABILITIES                            1%

GALAXY II UTILITY INDEX FUND

GROWTH OF $10,000 INVESTMENT*

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                   COMPOSITE UTILITY INDEX**      S&P(REGISTRATION MARK) UTILITIES INDEX   GALAXY II UTILITY INDEX FUND
1/5/93                               $10,000                                     $10,000                        $10,000
3/93                                  11,034                                      10,852                         10,985
3/94                                  10,503                                      10,762                         10,454
3/95                                  11,083                                      11,683                         10,941
3/96                                  14,145                                      14,330                         13,853
3/97                                  14,533                                      14,567                         14,332
3/98                                  20,515                                      19,780                         19,936
3/99                                  20,206                                      21,618                         19,631
3/00                                  21,956                                      22,400                         21,106
3/31/01                               30,140                                      29,654                         29,035

* SINCE INCEPTION ON 1/5/93. THE S&P(REGISTRATION MARK) UTILITES INDEX AND RUSSELL 1000(TRADE MARK) UTILITY INDEX ARE UNMANAGED INDICES, WHICH DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES. AN INVESTOR CANNOT INVEST IN THESE INDICES.
** TO SUPPLEMENT THE PERFORMANCE COMPARISON, THE FUND'S INVESTMENT ADVISOR HAS
   COMPILED THIS BLENDED INDEX WHICH IS COMPRISED OF THE RUSSELL 1000(TRADE
   MARK) UTILITY INDEX, THE FUND'S ORIGINAL BENCHMARK, FOR THE PERIOD FROM INCEPTION ON 1/5/93 THROUGH JUNE 30, 1997 AND THE S&P(REGISTRATION MARK) UTILITIES INDEX, THE FUND'S CURRENT BENCHMARK, FROM JULY 1, 1997 TO PRESENT. THE FUND CHANGED ITS BENCHMARK INDEX ON JULY 1, 1997.

PORTFOLIO REVIEWS

[PHOTO OMITTED: DAVID LINDSAY]

[BEGIN SIDEBAR]
DAVID LINDSAY HAS MANAGED THE GALAXY II U.S. TREASURY INDEX FUND SINCE JULY 1994. HE HAS MANAGED FIXED-INCOME PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC. SINCE 1986.
[END SIDEBAR]

GALAXY II U.S. TREASURY INDEX FUND

BY DAVID LINDSAY
PORTFOLIO MANAGER
     The Galaxy II U.S. Treasury Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of U.S. Treasury notes and bonds represented in the Salomon Smith Barney U.S. Treasury Index, an unmanaged index of U.S. Treasury securities. The Fund attempts to meet this objective by investing in U.S. Treasury notes and bonds according to their representation in the Salomon Smith Barney U.S. Treasury Index.
     For the 12 months ended March 31, 2001, the Salomon Smith Barney U.S. Treasury Index posted a total return of 11.15%, and the Galaxy II U.S. Treasury Index Fund had a total return of 11.60% (after deduction of operating expenses). This performance represents a correlation coefficient of 99.371%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

ECONOMIC WOES HELP TREASURIES OUTPERFORM
     As in the previous 12-month reporting period, the performance of Treasury bonds versus other taxable fixed-income issues was driven both by economic expectations and issue supply. When economic uncertainty blossomed in the second quarter of 2000, investors favored the strong liquidity and top credit rating that Treasuries offer. Deriving further benefit from government buyback programs that shrank supplies of new and existing issues, Treasuries outperformed other sectors slightly.
     Treasuries then underperformed in the third quarter of 2000, as investors sought investment opportunities in anticipation of the Fed facilitating a "soft landing" for the economy. This cycle was repeated in the fourth quarter of 2000 when concerns about the economic outlook mounted, and in the first quarter of 2001, when the Fed's rate cuts made the economic outlook less disturbing.
     During the reporting period, the intermediate-term sector, where the Fund focuses its Treasury investments, outperformed longer-term issues. In the first half of the period, intermediate-term issues benefited from investor interest in the relative value available in shorter maturities and from concern that higher energy prices might boost inflation. The Fed-sensitive sector then benefited in the second half of the period from the prospect of, and the actual effect of, significant cuts in short-term interest rates. As in the past, we added investments in both long- and intermediate-term issues to keep pace with a lengthening in the average maturity of investments in Salomon Smith Barney U.S. Treasury Index.

LIQUIDITY AND RELATIVE SCARCITY REMAIN POSITIVE
     If the Fed continues to cut interest rates, as we expect, intermediate-term issues could continue to outperform longer maturities in months to come. Treasuries could also outperform non-government issues, if investors became nervous again about the economy and earnings. Although we expect investors to favor corporates over Treasuries as the economic outlook improves, Treasuries will still be valued for their liquidity and relative scarcity.

GALAXY II U.S. TREASURY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF MARCH 31, 2001

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
U.S.TREASURY NOTES                                                     60%
U.S.TREASURY BONDS                                                     38%
REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES               2%


GALAXY II U.S. TREASURY COMPANY INDEX FUND
GROWTH OF $10,000 INVESTMENT*

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                  THE SALOMON SMITH BARNEY U.S. TREASURY INDEX                   GALAXY II U.S. TREASURY INDEX FUND
6/4/91                                                 $10,000                                              $10,000
3/92                                                    10,932                                               10,899
3/93                                                    12,474                                               12,390
3/94                                                    12,810                                               12,687
3/95                                                    13,362                                               13,171
3/96                                                    14,764                                               14,500
3/97                                                    15,388                                               15,066
3/98                                                    17,264                                               16,831
3/99                                                    18,419                                               17,905
3/00                                                    19,099                                               18,333
3/31/01                                                 21,228                                               20,458

* SINCE INCEPTION ON 6/4/91. THE SALOMON SMITH BARNEY U.S. TREASURY INDEX IS AN UNMANAGED INDEX, WHICH DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES. AN INVESTOR CANNOT INVEST IN THE INDEX.

PORTFOLIO REVIEWS

[GRAPHIC OMITTED: GALAXY LOGO]
                        GALAXY
                        FUNDS

[BEGIN SIDEBAR]
THE GALAXY II MUNICIPAL BOND FUND IS MANAGED BY THE MUNICIPAL BOND PORTFOLIO MANAGEMENT TEAM OF FLEET INVESTMENT ADVISORS INC.
[END SIDEBAR]

GALAXY II MUNICIPAL BOND FUND

BY DAVID THOMPSON, BRIAN MCGREEVY, SUSAN SANDERSON AND WAYNE FITZGERALD
     The Galaxy II Municipal Bond Fund seeks to provide a high level of income exempt from regular federal income tax that is consistent with prudent investment management and preservation of capital. Typically, the Fund invests substantially all of its assets in debt securities issued by state, local, and regional government agencies, and maintains an average maturity for its investments of 7 to 12 years.
     For the 12 months ended March 31, 2001, the Galaxy II Municipal Bond Fund earned a total return of 9.15% (after deduction of operating expenses). During the same time, intermediate municipal bond funds tracked by Lipper Analytical Services had an average total return of 9.03% and the Lehman Brothers Quality Intermediate Municipal Bond Index had a total return of 11.28%.

A FAVORABLE BALANCE OF SUPPLY AND DEMAND
     During the reporting period, fixed-income investments benefited generally from strong demand as investors moved out of stocks. With historically low supplies of new issues, municipal bonds performed well against taxable securities for much of the period. Returns for municipals with shorter maturities, which we added to the Fund during the period, outpaced the performance of other maturities - particularly when the Fed cut short-term interest rates in the first quarter of 2001. To take advantage of changes in the spreads between yields of different maturities, we first moved from a "laddered" maturity structure to a more "barbelled" structure that gave greater emphasis to issues with maturities of two to three years and 12 to 15 years. We later increased investments in shorter-maturity municipals, due to their greater sensitivity to rate cuts by the Fed. This gave the Fund a more balanced exposure across the yield curve that more closely resembled the maturity structure of its market benchmark.
     For much of the reporting period, the Fund also benefited from a continued emphasis on higher-quality issues, which outperformed as economic uncertainty increased. Additions of higher-coupon municipals further enhanced performance when yields fell by increasing income. These positives helped offset a temporary outperformance by lower-quality municipals at the end of the period.

ADDED PRICE VOLATILITY POSSIBLE
     Although municipal supplies increased in the final months of the period, investor demand remained strong enough to absorb the added supply. We expect a favorable balance of supply and demand in months to come. Municipal prices may grow more volatile, due to uncertainty over future Fed policy, the outlook for stocks, and possible federal income tax changes. As always, we will look for new purchasing opportunities that such volatility might bring.
     In the meantime, we expect to continue emphasizing bonds with strong credit quality and higher coupons to maximize tax-exempt income for shareholders. We also plan to continue giving greater weight to short-term issues due to the greater price stability they generally offer in a volatile market.

GALAXY II MUNICIPAL BOND FUND

GEOGRAPHIC DISTRIBUTION OF TOTAL NET ASSETS AS OF MARCH 31, 2001

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
EAST                                                                       26%
NORTH CENTRAL                                                              26%
PACIFIC                                                                    17%
SOUTH                                                                      17%
MOUNTAIN                                                                   11%
OTHER TERRITORY, CASH EQUIVALENTS AND NET OTHER ASSETS AND LIABILITIES     3%

GALAXY II MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                        LEHMAN BROTHERS QUALITY INTERMEDIATE BOND INDEX              GALAXY II MUNICIPAL BOND FUND
4/15/93                                                         $10,000                                     $10,000
3/94                                                             10,269                                      10,310
3/95                                                             10,933                                      10,857
3/96                                                             11,791                                      11,657
3/97                                                             12,325                                      12,141
3/98                                                             13,366                                      13,147
3/99                                                             14,141                                      13,831
3/00                                                             14,283                                      13,823
3/31/01                                                          15,894                                      15,089

* SINCE INCEPTION ON 4/15/93. THE LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL BOND INDEX, WHICH STARTED ON JUNE 30, 1993, IS AN UNMANAGED INDEX WHICH DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES. AN INVESTOR CANNOT INVEST IN THE INDEX.

SHAREHOLDER INFORMATION

TRUSTEES
AND OFFICERS

Dwight E. Vicks, Jr.
CHAIRMAN AND TRUSTEE

John T. O'Neill
PRESIDENT, TREASURER
AND TRUSTEE

Louis DeThomasis,
F.S.C., Ph.D.
TRUSTEE

Donald B. Miller
TRUSTEE

James M. Seed
TRUSTEE

Kenneth A. Froot
TRUSTEE

Bradford S. Wellman
EMERITUS TRUSTEE

William Greilich
VICE PRESIDENT

W. Bruce
McConnel, Esq.
SECRETARY

INVESTMENT ADVISOR
Fleet Investment
Advisors Inc.
100 Federal Street
Boston, MA 02110

DISTRIBUTOR
PFPC Distributors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR
Fleet National Bank
50 Kennedy Plaza
Providence,
Rhode Island 02903-2305

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia,
PA 19103-6996

For complete information, and before making an investment decision on any of the Funds of Galaxy Fund II, you should request a prospectus from PFPC Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). This report is submitted for the general information of shareholders of Galaxy II. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of Galaxy II, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION, OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

[GRAPHIC OMITTED: RECYCLE LOGO]

                   This report was printed on recycled paper.

LARGE COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2001


  SHARES                                                  VALUE
  ------                                                  -----

COMMON STOCKS - 98.89%


                CONSUMER STAPLES - 20.95%

    120,793     Abbott Laboratories..............  $   5,700,222
      4,430     Alberto-Culver Co., Class B......        175,694
     32,018     Albertson's, Inc.................      1,018,813
     10,346     Allergan, Inc....................        767,156
     18,620     ALZA Corp.*......................        754,110
      4,973     American Greetings Corp., Class A         52,714
    102,295     American Home Products Corp......      6,009,831
     70,386     Anheuser-Busch Cos., Inc.........      3,232,829
     49,458     Archer-Daniels-Midland Co........        650,373
      8,671     Avery Dennison Corp..............        451,065
     18,736     Avon Products, Inc...............        749,253
      4,012     Bard (C.R.), Inc.................        182,145
      4,219     Bausch & Lomb, Inc...............        192,640
     23,123     Baxter International, Inc........      2,176,799
     19,889     Becton Dickinson & Co............        702,479
     14,069     Biomet, Inc......................        554,187
      7,190     Block (H&R), Inc.................        359,931
     31,556     Boston Scientific Corp.*.........        636,800
    152,743     Bristol-Myers Squibb Co..........      9,072,934
      5,382     Brown-Forman Corp., Class B......        333,415
     32,753     Campbell Soup Co.................        978,332
     21,972     Cardinal Health, Inc.............      2,125,791
     59,963     Cendant Corp.*...................        874,860
     15,100     Chiron Corp.*....................        662,512
     18,536     Clorox Co........................        582,957
    194,238     Coca-Cola Co.....................      8,771,788
     32,648     Coca-Cola Enterprises, Inc.......        580,481
     44,736     Colgate-Palmolive Co.............      2,472,111
     42,026     ConAgra, Inc.....................        766,554
     16,900     Concord EFS, Inc.*...............        683,394
     12,100     Convergys Corp.*.................        436,447
      2,934     Coors (Adolph) Co., Class B......        192,001
      5,711     Deluxe Corp......................        135,179
      9,646     Donnelley (R.R.) & Sons Co.......        252,918
     10,013     Ecolab, Inc......................        424,751
     11,182     Equifax, Inc.....................        349,437
     13,800     Forest Laboratories, Inc.*.......        817,512
     12,184     Fortune Brands, Inc..............        419,130
     22,288     General Mills, Inc...............        958,607
     82,289     Gillette Co......................      2,564,948
     23,989     Guidant Corp.*...................      1,079,265
     43,141     HCA-The Healthcare Co............      1,737,288
     30,170     HEALTHSOUTH Corp.*...............        388,891
     27,324     Heinz (H.J.) Co..................      1,098,425
     10,562     Hershey Foods Corp...............        732,158
     13,161     Humana, Inc.*....................        137,927
      7,726     International Flavors &
                Fragrances, Inc. ................        170,436
    108,512     Johnson & Johnson Co.............      9,491,545
     31,696     Kellogg Co.......................        856,743
     41,734     Kimberly-Clark Corp..............      2,830,817
     13,300     King Pharmaceuticals, Inc.*......        541,975
     63,932     Kroger Co.*......................      1,648,806
     88,049     Lilly (Eli) & Co.................      6,749,836
      8,037     Manor Care, Inc.*................        163,955
     22,322     McKesson HBOC, Inc...............        597,113

  SHARES                                                  VALUE
  ------                                                  -----
                CONSUMER STAPLES (CONTINUED)

     16,600     Medimmune, Inc.*.................  $     595,525
     93,832     Medtronic, Inc...................      4,291,876
    180,116     Merck & Co., Inc.................     13,670,804
     12,757     Moody's Corp.....................        351,583
     29,128     Paychex, Inc.....................      1,079,556
    112,694     PepsiCo, Inc.....................      4,952,901
    492,671     Pfizer, Inc......................     20,174,877
    100,684     Pharmacia Corp...................      5,071,453
    173,615     Philip Morris Cos., Inc..........      8,238,032
    101,549     Procter & Gamble Co..............      6,356,967
     10,339     Quaker Oats Co...................      1,003,400
      9,100     Quintiles Transnational Corp.*...        171,762
     24,153     Ralston Purina Group.............        752,366
     14,000     Robert Half International, Inc.*.        312,900
     39,120     Safeway, Inc.*...................      2,157,468
     64,602     Sara Lee Corp....................      1,394,111
    114,223     Schering-Plough Corp.............      4,172,566
      6,722     St. Jude Medical, Inc.*..........        361,980
     15,400     Stryker Corp.....................        804,650
     10,381     SuperValu, Inc...................        138,379
     52,810     Sysco Corp.......................      1,399,993
     25,133     Tenet Healthcare Corp............      1,105,852
      4,536     Tupperware Corp..................        108,229
     44,599     Unilever NV, New York Shares, ADR      2,347,691
     24,992     UnitedHealth Group, Inc..........      1,481,026
     12,823     UST, Inc.........................        385,331
      8,086     Watson Pharmaceuticals, Inc.*....        425,324
      4,900     Wellpoint Health Networks, Inc.*.        467,019
     10,975     Winn-Dixie Stores, Inc...........        311,361
     17,710     Wrigley (Wm.) Jr. Co.............        854,507
                                                   -------------
                                                     171,987,769
                                                   -------------

                FINANCE - 17.42%

     11,168     Aetna, Inc.*.....................        401,155
     41,400     AFLAC, Inc.......................      1,140,156
     57,146     Allstate Corp....................      2,396,703
      8,300     AMBAC Financial Group, Inc.......        526,469
    103,879     American Express Co..............      4,290,203
     39,278     American General Corp............      1,502,383
    181,818     American International Group, Inc.    14,636,349
     29,260     AmSouth Bancorp..................        491,861
     19,958     AON Corp.........................        708,509
    127,136     Bank of America Corp.............      6,960,696
     57,814     Bank of New York Co., Inc........      2,846,761
     90,336     Bank One Corp....................      3,268,356
     31,394     BB&T Corp........................      1,104,127
      8,377     Bear Stearns Cos., Inc...........        383,164
     15,477     Capital One Financial Corp.......        858,974
     16,155     Charter One Financial, Inc.......        457,187
     13,734     Chubb Corp.......................        994,891
     12,121     CIGNA Corp.......................      1,301,311
     12,660     Cincinnati Financial Corp........        480,289
     20,600     CIT Group, Inc., Class A.........        594,928
    392,241     Citigroup, Inc...................     17,643,000
     13,814     Comerica, Inc....................        849,561
     25,444     Conseco, Inc.....................        409,648
      9,143     Countrywide Credit
                Industries, Inc. ................        451,207


                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND

MARCH 31, 2001

  SHARES                                                  VALUE
  ------                                                  -----

                FINANCE (CONTINUED)

     78,706     Fannie Mae.......................  $   6,264,998
     36,328     Fifth Third Bancorp..............      1,941,278
     76,511     First Union Corp.................      2,524,863
     84,643     FleetBoston Financial Corp.......      3,195,273
     19,198     Franklin Resources, Inc..........        750,834
     54,288     Freddie Mac......................      3,519,491
     12,493     Golden West Financial Corp.......        810,796
     18,519     Hartford Financial
                Services Group, Inc. ...........       1,092,621
     36,809     Household International, Inc.....      2,180,565
     19,566     Huntington Bancshares, Inc.......        278,816
      8,109     Jefferson-Pilot Corp.............        550,520
     33,297     KeyCorp..........................        859,063
     19,506     Lehman Brothers Holdings, Inc....      1,223,026
     15,114     Lincoln National Corp............        641,892
     15,518     Loews Corp.......................        921,924
     21,622     Marsh & McLennan Cos., Inc.......      2,054,739
      7,692     MBIA, Inc........................        620,591
     66,475     MBNA Corp........................      2,200,323
     38,148     Mellon Financial Corp............      1,545,757
     63,120     Merrill Lynch & Co., Inc.........      3,496,848
     59,700     MetLife, Inc.....................      1,793,985
      8,432     MGIC Investment Corp.............        576,917
    148,565     Morgan (J.P.) Chase & Co.........      6,670,569
     87,174     Morgan Stanley, Dean Witter & Co.      4,663,809
     47,594     National City Corp...............      1,273,140
     17,276     Northern Trust Corp..............      1,079,750
     10,850     Old Kent Financial Corp..........        412,300
     22,583     PNC Financial Services Group.....      1,529,998
      5,786     Progressive Corp.................        561,531
     22,332     Providian Financial Corp.........      1,095,385
     17,274     Regions Financial Corp...........        491,229
     10,042     Safeco Corp......................        283,059
     13,223     SouthTrust Corp..................        604,952
     17,135     St. Paul Cos., Inc...............        754,797
     12,734     State Street Corp................      1,189,356
     17,528     Stilwell Financial, Inc.*........        470,101
     23,055     SunTrust Banks, Inc..............      1,493,964
     22,356     Synovus Financial Corp...........        603,612
      9,500     T. Rowe Price Group, Inc.........        297,469
      9,951     Torchmark Corp...................        386,397
     10,940     Union Planters Corp..............        421,081
     18,756     UnumProvident Corp...............        548,050
    150,514     US Bancorp.......................      3,491,925
     12,754     USA Education, Inc...............        926,578
     16,413     Wachovia Corp....................        988,883
     45,439     Washington Mutual Savings Bank...      2,487,785
    133,548     Wells Fargo & Co.................      6,606,620
                                                   -------------
                                                     143,075,348
                                                   -------------

  SHARES                                                  VALUE
  ------                                                  -----

                TECHNOLOGY - 15.25%

     18,900     Adobe Systems, Inc...............  $     660,933
     24,520     Advanced Micro Devices, Inc.*....        650,761
     35,628     Agilent Technologies, Inc.*......      1,094,848
     31,000     Altera Corp.*....................        664,563
     81,312     Amgen, Inc.*.....................      4,893,966
     28,100     Analog Devices, Inc.*............      1,018,344
     26,956     Apple Computer, Inc.*............        594,919
     63,206     Applied Materials, Inc.*.........      2,749,461
     23,300     Applied Micro Circuits Corp.*....        384,450
      4,517     Autodesk, Inc....................        138,051
     49,721     Automatic Data Processing, Inc...      2,703,828
     11,600     Biogen, Inc.*....................        734,425
     18,991     BMC Software, Inc.*..............        408,307
     19,100     Broadcom Corp. - Class A*........        551,990
     14,600     Citrix Systems, Inc.*............        308,425
    131,897     Compaq Computer Corp.............      2,400,525
     45,020     Computer Associates
                International, Inc. .............      1,224,544
     13,232     Computer Sciences Corp.*.........        428,055
     28,751     Compuware Corp.*.................        280,322
     19,000     Conexant Systems, Inc.*..........        169,813
    201,953     Dell Computer Corp.*.............      5,187,668
     36,546     Electronic Data Systems Corp.....      2,041,460
    170,948     EMC Corp.*.......................      5,025,871
     30,847     First Data Corp..................      1,841,874
     25,234     Gateway, Inc.*...................        424,184
     15,704     General Dynamics Corp............        985,269
    150,898     Hewlett-Packard Co...............      4,718,580
     22,863     IMS Health, Inc..................        569,289
    525,458     Intel Corp.......................     13,826,114
    136,954     International Business
                Machines Corp. .................      13,172,236
     16,200     Intuit, Inc.*....................        449,550
     14,392     KLA-Tencorp Corp.*...............        566,685
     10,000     Lexmark International Group, Inc.,
                Class A*.........................        455,200
     24,700     Linear Technology Corp...........      1,014,244
     33,648     Lockheed Martin Corp.............      1,199,551
     24,918     LSI Logic Corp.*.................        391,960
     22,100     Maxim Integrated Products, Inc.*.        919,139
      6,400     Mercury Interactive Corp.*.......        268,000
     46,332     Micron Technology, Inc.*.........      1,924,168
    416,589     Microsoft Corp.*.................     22,782,211
     13,555     National Semiconductor Corp.*....        362,596
      7,600     NCR Corp.*.......................        296,628
     24,752     Novell, Inc.*....................        123,760
     11,000     Novellus Systems, Inc.*..........        446,188
    436,196     Oracle Corp.*....................      6,534,216
     20,766     Parametric Technology Corp.*.....        188,192
     22,420     PeopleSoft, Inc.*................        525,469
     19,673     Pitney Bowes, Inc................        683,637
      7,200     QLogic Corp.*....................        162,000
     23,800     Sanmina Corp.*...................        465,588
      9,500     Sapient Corp.*...................         68,281
     33,500     Siebel Systems, Inc..............        911,200
    254,624     Sun Microsystems, Inc.*..........      3,913,571
     13,700     Teradyne, Inc.*..................        452,100
    135,428     Texas Instruments, Inc...........      4,195,559
     24,615     Unisys Corp.*....................        344,610
     36,886     United Technologies Corp.........      2,703,744


                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND

MARCH 31, 2001


  SHARES                                                  VALUE


                TECHNOLOGY (CONTINUED)

     31,879     Veritas Software Corp.*..........  $   1,474,085
     14,800     Vitesse Semiconductor Corp.*.....        352,425
     52,105     Xerox Corp.......................        312,109
     25,800     Xilinx, Inc.*....................        906,225
                                                   -------------
                                                     125,245,966
                                                   -------------

                COMMUNICATIONS - 14.38%

      7,800     Adaptec, Inc.*...................         67,641
     60,800     ADC Telecommunications, Inc.*....        516,800
     24,386     ALLTEL Corp......................      1,279,290
    293,560     American Telephone &
                Telegraph Corp. ................       6,252,828
      6,344     Andrew Corp.*....................         91,195
    337,943     AOL Time Warner, Inc.*...........     13,568,391
     22,137     Avaya, Inc.*.....................        287,781
    146,219     BellSouth Corp...................      5,983,281
     21,000     BroadVision, Inc.*...............        112,219
     14,355     Cabletron Systems, Inc.*.........        185,179
     11,070     CenturyTel, Inc..................        318,262
    568,228     Cisco Systems, Inc.*.............      8,985,105
     20,700     Citizens Communications Co.*.....        261,855
     45,741     Clear Channel
                Communications, Inc.* ...........      2,490,597
     73,322     Comcast Corp., Class A*..........      3,074,941
     13,000     Comverse Technology, Inc.*.......        765,570
     71,824     Corning, Inc.....................      1,486,039
    162,395     Disney (Walt) Co.................      4,644,497
      6,873     Dow Jones & Co., Inc.............        359,802
     20,714     Gannett Co., Inc.................      1,237,040
     69,229     Global Crossing, Ltd.*...........        933,899
      5,974     Harcourt General, Inc............        332,573
     24,016     Interpublic Group of Cos., Inc...        824,950
    102,000     JDS Uniphase Corp.*..............      1,880,625
      5,812     Knight-Ridder, Inc...............        312,163
    265,753     Lucent Technologies, Inc.........      2,649,557
     15,375     McGraw-Hill Cos., Inc............        917,119
      3,912     Meredith Corp....................        136,568
    170,559     Motorola, Inc....................      2,432,171
     25,100     Network Appliance, Inc.*.........        421,994
     12,814     New York Times Co., Class A......        524,990
     59,470     Nextel Communications, Inc.,
                Class A* ........................        854,881
    248,548     Nortel Networks Corp.............      3,492,099
     13,766     Omnicom Group, Inc...............      1,140,926
     44,196     Palm, Inc.*......................        371,523
     58,900     QUALCOMM, Inc.*..................      3,335,212
    129,315     Qwest Communications
                International, Inc.*.............      4,532,491
    264,281     SBC Communications, Inc..........     11,794,861
    108,049     Schwab (Charles) Corp............      1,666,116
     12,680     Scientific-Atlanta, Inc..........        527,361
     69,142     Sprint Corp......................      1,520,433
     72,760     Sprint PCS Group*................      1,382,440
     32,052     Tellabs, Inc.*...................      1,304,116
     23,634     Tribune Co.......................        962,849
     16,100     Univision Communications, Inc.,
                Class A* ........................        614,376
    210,984     Verizon Communications...........     10,401,511
    136,229     Viacom Inc., Class B*............      5,989,989
    224,795     WorldCom, Inc.*..................      4,200,857
     43,600     Yahoo!, Inc.*....................        686,700
                                                   -------------
                                                     118,113,663
                                                   -------------

  SHARES                                                  VALUE
  ------                                                  -----

                INDUSTRIAL - 8.91%

     15,500     Allied Waste Industries, Inc.*...  $     243,040
     15,300     American Power Conversion Corp.*.        197,227
     16,540     Applera Corp. - Applied
                Biosystems Group.................        458,985
      2,215     Ball Corp........................        101,602
      4,198     Bemis Co., Inc...................        138,912
      6,441     Black & Decker Corp..............        236,707
     65,229     Boeing Co........................      3,633,908
      1,702     Briggs & Stratton Corp...........         65,306
     30,557     Burlington Northern Santa Fe Corp.       928,322
     26,807     Caterpillar, Inc.................      1,189,695
      7,396     Cooper Industries, Inc...........        247,396
      4,763     Crane Co.........................        124,076
     16,551     CSX Corp.........................        557,769
      3,271     Cummins Engine Co., Inc..........        122,793
     11,129     Danaher Corp.....................        607,198
     18,251     Deere & Co.......................        663,241
     15,989     Dover Corp.......................        573,046
      6,023     Eastman Kodak Co.................        296,452
      5,289     Eaton Corp.......................        362,297
     33,634     Emerson Electric Co..............      2,085,308
     23,144     FedEx Corp.*.....................        964,642
      5,810     Fluor Corp.......................        258,545
      2,440     FMC Corp.*.......................        179,682
    773,790     General Electric Co..............     32,390,849
      7,989     Goodrich (B.F.) Co...............        306,538
     62,266     Honeywell International, Inc.....      2,540,453
     23,577     Illinois Tool Works, Inc.........      1,340,117
     12,645     Ingersoll-Rand Co................        502,133
      6,921     ITT Industries, Inc..............        268,189
     14,900     Jabil Circuit, Inc.*.............        322,138
      6,739     Johnson Controls, Inc............        420,918
     34,800     Masco Corp.......................        840,072
      4,800     McDermott International, Inc.....         60,720
      3,671     Millipore Corp...................        169,820
     30,890     Minnesota Mining &
                Manufacturing Co. ...............      3,209,471
     15,400     Molex, Inc.......................        543,331
      3,175     National Service Industries, Inc.         74,454
     29,998     Norfolk Southern Corp............        502,167
      5,679     Northrop Grumman Corp............        494,073
     12,276     Pactiv Corp.*....................        148,662
      9,689     Pall Corp........................        212,383
      9,122     Parker-Hannifin Corp.............        362,326
      3,888     PerkinElmer, Inc.................        203,926
      6,200     Power-One, Inc.*.................         89,838
     13,108     PPG Industries, Inc..............        604,148
     26,724     Raytheon Co., Class B............        785,151
     14,157     Rockwell International Corp......        514,607
      4,672     Ryder System, Inc................         84,049
      6,631     Sealed Air Corp.*................        221,011
      4,539     Snap-On, Inc.....................        132,176
     50,424     Solectron Corp.*.................        958,560
      6,752     Stanley Works....................        222,478
     11,500     Symbol Technologies, Inc.........        401,350
      7,466     Tektronix, Inc...................        203,747
     11,232     Textron, Inc.....................        638,427
     14,128     Thermo Electron Corp.*...........        317,597


                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND

MARCH 31, 2001

  SHARES                                                  VALUE
  ------                                                  -----

                INDUSTRIAL (CONTINUED)

      4,612     Thomas & Betts Corp..............  $      80,064
      4,750     Timken Co........................         74,338
    136,808     Tyco International, Ltd..........      5,914,210
     19,469     Union Pacific Corp...............      1,095,131
      7,900     Vulcan Materials Co., Inc........        369,957
     48,508     Waste Management, Inc............      1,198,148
      6,757     Worthington Industries, Inc......         62,840
                                                   -------------
                                                      73,116,716
                                                   -------------

                CONSUMER CYCLICAL - 8.82%

     11,832     AMR Corp.*.......................        415,540
      8,897     AutoZone, Inc.*..................        249,294
     22,300     Bed, Bath & Beyond Inc.*.........        547,744
     16,300     Best Buy Co., Inc.*..............        586,148
      6,865     Brunswick Corp...................        134,760
     45,686     Carnival Corp....................      1,264,132
      4,635     Centex Corp......................        193,048
     13,200     Cintas Corp......................        520,344
     16,200     Circuit City Stores-Circuit
                City Group .....................         171,720
      8,732     Consolidated Stores Corp.*.......         87,757
      5,687     Cooper Tire & Rubber Co..........         64,547
     35,040     Costco Wholesale Corp.*..........      1,375,320
     30,551     CVS Corp.........................      1,786,928
     11,648     Dana Corp........................        200,113
      9,439     Darden Restaurants, Inc..........        224,176
     43,741     Delphi Automotive Systems Corp...        619,810
      9,632     Delta Air Lines, Inc.............        380,464
      6,931     Dillards, Inc., Class A..........        152,066
     25,946     Dollar General Corp..............        530,336
     15,518     Federated Department Stores, Inc.*       644,773
    144,797     Ford Motor Co....................      4,071,692
     66,406     Gap, Inc.........................      1,575,150
     42,794     General Motors Corp..............      2,218,869
     13,609     Genuine Parts Co.................        352,609
     12,409     Goodyear Tire & Rubber Co........        295,955
      7,381     Grainger (W.W.), Inc.............        249,847
     23,700     Harley-Davidson, Inc.............        899,415
      9,210     Harrah's Entertainment, Inc.*....        271,050
     13,518     Hasbro, Inc......................        174,382
     28,823     Hilton Hotels Corp...............        301,200
    180,787     Home Depot, Inc..................      7,791,920
      3,398     KB Home..........................        110,911
     37,650     Kmart Corp.*.....................        353,910
     25,850     Kohl's Corp.*....................      1,594,686
     15,400     Leggett & Platt, Inc.............        296,142
     33,208     Limited, Inc.....................        522,030
      4,043     Liz Claiborne, Inc...............        190,223
      2,945     Longs Drug Stores, Inc...........         87,054
     29,931     Lowe's Cos., Inc.................      1,749,467
     18,667     Marriott International, Inc.,
                Class A .........................        768,707
     33,341     Mattel, Inc......................        591,469
     23,252     May Department Stores Co.........        824,981
      6,061     Maytag Corp......................        195,467

  SHARES                                                  VALUE
  ------                                                  -----
                          CONSUMER CYCLICAL (CONTINUED)

    102,353     McDonald's Corp..................  $   2,717,472
      4,660     Navistar International Corp.*....        106,248
     20,763     Newell Rubbermaid, Inc...........        550,219
     21,215     NIKE, Inc., Class B..............        860,268
     10,472     Nordstrom, Inc...................        170,484
     23,300     Office Depot, Inc.*..............        203,875
      6,007     Paccar, Inc......................        269,189
     20,609     Penny (J.C.) Co., Inc............        329,538
      3,158     Pulte Corp.......................        127,615
     14,596     RadioShack Corp..................        535,527
      4,533     Reebok International, Ltd.*......        112,690
     10,339     Sabre Group Holdings Corp........        477,352
     26,103     Sears, Roebuck & Co..............        920,653
     59,292     Southwest Airlines Co............      1,052,433
     35,434     Staples, Inc.*...................        527,081
     14,700     Starbucks Corp.*.................        623,831
     15,200     Starwood Hotels & Resorts
                Worldwide, Inc...................        516,952
     69,880     Target Corp......................      2,521,270
     11,500     Tiffany & Co.....................        313,375
     21,771     TJX Cos., Inc....................        696,672
     15,402     Toys 'R' Us, Inc.*...............        386,590
     11,497     Tricon Global Restaurants, Inc.*.        439,070
      9,772     TRW, Inc.........................        332,248
      5,240     U.S. Airways Group, Inc.*........        185,758
      8,974     VF Corp..........................        314,090
     10,276     Visteon Corp.....................        154,551
    348,768     Wal-Mart Stores, Inc.............     17,612,784
     79,335     Walgreen Co......................      3,236,868
      8,986     Wendy's International, Inc.......        200,568
      5,197     Whirlpool Corp...................        259,798
                                                   -------------
                                                      72,391,225
                                                   -------------

                ENERGY - 7.87%

      6,956     Amerada Hess Corp................        543,403
     19,544     Anadarko Petroleum Corp..........      1,226,972
      9,686     Apache Corp......................        558,010
     25,881     Baker Hughes, Inc................        939,739
     16,908     Burlington Resources, Inc........        756,633
     50,082     Chevron Corp.....................      4,397,200
     48,700     Conoco, Inc., Class B............      1,375,775
     10,100     Devon Energy Corp................        587,820
     25,200     Dynegy Inc., Class A.............      1,285,452
     38,830     El Paso Corp.....................      2,535,599
     58,290     Enron Corp.......................      3,386,649
      9,200     EOG Resources, Inc...............        379,316
    271,447     Exxon Mobil Corp.................     21,987,207
     34,524     Halliburton Co...................      1,268,757
      7,447     Kerr-McGee Corp..................        483,310
      9,000     Kinder Morgan, Inc...............        478,800
     11,600     Nabors Industries, Inc.*.........        601,344


                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND

MARCH 31, 2001

  SHARES                                                  VALUE
  ------                                                  -----
                ENERGY (CONTINUED)

     10,600     Noble Drilling Corp.*............  $     489,296
     28,769     Occidental Petroleum Corp........        712,033
     19,914     Phillips Petroleum Co............      1,096,266
      7,419     Rowan Cos., Inc.*................        204,022
    166,674     Royal Dutch Petroleum Co.,
                New York Shares..................      9,240,407
     44,653     Schlumberger, Ltd................      2,572,459
      6,680     Sunoco, Inc......................        216,632
     43,018     Texaco, Inc......................      2,856,395
     11,400     Tosco Corp.......................        487,464
     24,735     Transocean Sedco Forex, Inc......      1,072,262
     18,956     Unocal Corp......................        655,309
     24,209     USX-Marathon Group, Inc..........        652,433
     37,681     Williams Cos., Inc...............      1,614,631
                                                   -------------
                                                      64,661,595
                                                   -------------

                UTILITIES - 2.98%

     38,324     AES Corp.*.......................      1,914,667
      8,700     Allegheny Energy, Inc............        402,462
     10,841     Ameren Corp......................        443,939
     25,060     American Electric Power Co., Inc.      1,177,820
     22,000     Calpine Corp.*...................      1,211,540
     12,514     Cinergy Corp.....................        419,845
     10,250     CMS Energy Corp..................        303,298
     16,721     Consolidated Edison, Inc.........        620,349
     12,692     Constellation Energy Group, Inc..        559,717
     18,669     Dominion Resources, Inc..........      1,203,590
     11,078     DTE Energy Co....................        440,904
     59,834     Duke Energy Corp.................      2,557,305
     25,393     Edison International.............        320,968
     17,375     Entergy Corp.....................        660,250
     25,039     Exelon Corp......................      1,642,559
     17,741     FirstEnergy Corp.................        495,329
     13,922     FPL Group, Inc...................        853,419
      9,913     GPU, Inc.........................        322,073
     10,600     KeySpan Corp.....................        404,178
     12,643     Niagara Mohawk Holdings, Inc.*...        213,667
      3,600     NICOR, Inc.......................        134,172
     16,000     NiSource, Inc....................        497,920
      2,326     Oneok, Inc.......................         95,110
      2,743     Peoples Energy Corp..............        106,620
     30,198     PG & E Corp......................        375,965
      6,650     Pinnacle West Capital Corp.......        305,036
     11,397     PPL Corp.........................        501,012
     16,003     Progress Energy, Inc.............        689,249
     16,690     Public Service Enterprise
                Group, Inc. .....................        720,340
     23,027     Reliant Energy, Inc..............      1,041,972
     16,140     Sempra Energy....................        375,739
     52,755     Southern Co......................      1,851,173
     20,321     TXU Corp.........................        839,664
     26,640     Xcel Energy, Inc.................        802,130
                                                   -------------
                                                      24,503,981
                                                   -------------

  SHARES                                                  VALUE
  ------                                                  -----
                BASIC MATERIALS - 2.31%

     18,015     Air Products & Chemicals, Inc....  $     691,776
     24,798     Alcan Aluminum, Ltd..............        892,728
     67,506     Alcoa, Inc.......................      2,426,841
      6,291     Allegheny Technologies, Inc......        109,526
      5,498     Ashland, Inc.....................        211,123
     30,882     Barrick Gold Corp................        441,304
      4,529     Boise Cascade Corp...............        142,211
     70,037     Dow Chemical Co..................      2,211,068
     81,424     du Pont (E.I.) deNemours & Co....      3,313,957
     23,387     Eastman Chemical Co..............        932,907
     10,063     Engelhard Corp...................        260,229
     11,663     Freeport-McMoran
                Copper & Gold, Inc., Class B*....        152,202
     17,645     Georgia-Pacific Group............        518,763
      3,925     Great Lakes Chemical Corp........        120,654
      8,498     Hercules, Inc....................        110,389
     20,548     Homestake Mining Co..............        108,082
     14,345     Inco, Ltd.*......................        212,736
     37,639     International Paper Co...........      1,358,015
      8,239     Louisiana-Pacific Corp...........         79,177
      7,712     Mead Corp........................        193,494
     14,966     Newmont Mining Corp..............        241,252
      6,149     Nucor Corp.......................        246,390
      6,169     Phelps Dodge Corp................        247,870
     25,585     Placer Dome, Inc.................        221,310
      2,225     Potlatch Corp....................         71,089
     12,513     Praxair, Inc.....................        558,705
     17,277     Rohm & Haas Co...................        532,304
     12,481     Sherwin-Williams Co..............        318,016
      6,109     Sigma Aldrich Corp...............        292,468
      3,831     Temple-Inland, Inc...............        169,522
      6,949     USX-U.S. Steel Group, Inc........        102,081
      7,901     Westvaco Corp....................        191,441
     16,993     Weyerhaeuser Co..................        863,074
      8,638     Willamette Industries, Inc.......        397,348
                                                   -------------
                                                      18,940,052
                                                   -------------
                TOTAL COMMON STOCKS .............    812,036,315
                                                   -------------
                (Cost $661,206,865)


                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND

MARCH 31, 2001

  PAR VALUE                                               VALUE
  ---------                                               -----
U.S. GOVERNMENT OBLIGATION (A) - 0.32%


                U.S. TREASURY BILL (B) - 0.32%

 $2,700,000     4.27%, 02/28/02..................  $   2,602,390
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATION       2,602,390
                                                   -------------
                (Cost $2,593,482)

REPURCHASE AGREEMENT - 0.76%

  6,285,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                5.28%, Due 04/02/2001, dated 3/30/2001
                Repurchase Price $6,287,765
                (Collateralized by U.S. Treasury Bills
                and Note, 5.50%,
                Due 05/31/01 - 02/15/2008;
                Total Par $6,524,485
                Market Value $6,472,167).........      6,285,000
                                                   -------------

                TOTAL REPURCHASE AGREEMENT ......      6,285,000
                                                   -------------
                (Cost $6,285,000)

TOTAL INVESTMENTS - 99.97%.......................    820,923,705
                                                   -------------
(Cost $670,085,347)

NET OTHER ASSETS AND LIABILITIES - 0.03%.........        222,966
                                                   -------------
NET ASSETS - 100.00%.............................  $ 821,146,671
                                                   =============

-------------------------------------------------------------------------------
*    Non-income producing security.
ADR  American Depositary Receipt.
(A)  Discount yield at time of purchase.
(B)  Securities have been deposited as initial margin on open futures contracts.

At March 31, 2001, the Fund's open futures contracts were as follows:

   Number of   Contract    Expiration     Opening      Current
   Contracts     Type         Date       Position   Market Value
   ---------   --------    ----------    --------   ------------
      14        S&P 500      Jun-01     $4,068,765   $4,092,200
      14        S&P 500      Sep-01     $4,486,465   $4,130,000
                                        ----------   ----------
                                        $8,555,230   $8,222,200
                                        ==========   ==========






                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2001

  SHARES                                                  VALUE
  ------                                                  -----
COMMON STOCKS - 97.37%


                CONSUMER STAPLES - 19.70%

     14,900     Aaron Rents, Inc.................  $     239,890
     17,300     ABM Industries, Inc..............        540,625
     19,200     Accredo Health, Inc.*............        627,600
     20,800     Administaff, Inc.*...............        377,520
     22,300     AdvancePCS*......................      1,210,123
     48,300     Advanced Tissue Sciences, Inc.*..        190,181
      7,500     Agribrands International, Inc.*..        404,850
     36,300     Alliance Pharmaceutical Corp.*...        117,975
     30,300     Alpharma, Inc., Class A..........        992,022
     14,300     American Italian Pasta Co.,
                Class A* ........................        457,600
     12,300     Arqule, Inc.*....................        162,975
     16,600     ArthroCare Corp.*................        232,400
     41,316     Bio-Technology General Corp.*....        257,812
     25,000     Bowne & Co., Inc.................        276,250
     14,400     CDI Corp.*.......................        187,200
     27,500     Central Parking Corp.............        500,500
     31,200     Cephalon, Inc.*..................      1,499,550
      7,600     Chemed Corp......................        264,100
      6,700     Coca-Cola Bottling Co............        270,931
     11,600     CONMED Corp.*....................        222,575
      9,800     Consolidated Graphics, Inc. *....        122,500
     13,800     Constellation Brands, Inc.,
                Class A* ........................        982,284
     10,900     Cooper Cos., Inc.................        516,115
     26,500     Corn Products International, Inc.        679,990
     44,700     Coventry Health Care, Inc.*......        740,344
      5,900     CPI Corp.........................        116,525
     14,050     Cryolife, Inc.*..................        364,316
      5,900     Curative Health Services, Inc.*..         33,630
     20,400     Cygnus, Inc.*....................        152,388
     11,200     Datascope Corp...................        405,300
     28,900     Delta & Pine Land Co.............        696,490
     10,500     Diagnostic Products Corp.........        547,575
     33,600     DiMon, Inc.......................        258,720
     31,900     Earthgrains Co...................        677,875
      9,400     Edgewater Technology, Inc.*......         38,628
     27,000     Elan Corp. Plc*..................         38,812
     20,275     Enzo Biochem, Inc.*..............        340,417
     12,100     F.Y.I., Inc.*....................        404,594
     29,800     Fleming Cos., Inc................        758,410
     23,100     Fossil, Inc.*....................        401,362
     15,500     Franklin Covey Co.*..............        125,395
     24,800     Hain Celestial Group, Inc.*......        719,200
     10,000     Hall Kinion & Associates, Inc.*..         57,812
     21,500     Harland (John H.) Co.............        402,050
     14,600     Heidrick & Struggles, Inc.*......        422,487
     11,600     Hologic, Inc.*...................         46,400
     49,700     Hooper Holmes, Inc...............        426,923
     25,000     IDEXX Laboratories, Inc.*........        548,437
     22,700     Immune Response Corp.*...........         57,459
     11,800     IMPATH, Inc.*....................        547,225
      8,800     Insurance Auto Auctions, Inc.*...        107,800
     14,100     International Multifoods Corp....        271,425
     22,800     Invacare Corp....................        901,056
      6,400     J & J Snack Foods Corp.*.........        107,600

  SHARES                                                  VALUE
  ------                                                  -----
                          CONSUMER STAPLES (CONTINUED)

     31,100     Labor Ready, Inc.*...............  $      97,965
     31,800     Mascotech, Inc., Escrow..........             --
     15,900     MAXIMUS, Inc.*...................        470,799
     22,700     Medicis Pharmaceutical Corp.,
                Class A* ........................      1,017,414
     11,600     MemberWorks, Inc.*...............        272,600
     17,500     Mentor Corp......................        393,750
     12,400     MGI Pharma, Inc.*................        135,625
     13,800     Michael Foods, Inc...............        412,275
     36,900     MID Atlantic Medical
                Services, Inc.* .................        749,070
     11,400     Midas, Inc.......................        149,340
      8,783     Nash Finch Co....................        152,605
     12,500     Nature's Sunshine Products, Inc..         86,719
     51,500     NBTY, Inc.*......................        437,750
      9,900     New England Business Service, Inc.       183,150
     16,700     Noven Pharmaceuticals, Inc.*.....        472,819
     17,400     On Assignment, Inc.*.............        363,225
     26,000     Organogenesis, Inc.*.............        211,900
     36,700     Orthodontic Centers
                of America, Inc.* ...............        752,350
     10,500     Osteotech, Inc.*.................         56,437
     18,500     PARAEXEL International Corp.*....        230,094
     50,700     Patterson Dental Co.*............      1,559,025
     11,900     Pediatrix Medical Group, Inc.*...        264,180
     13,000     Performance Food Group Co.*......        682,500
     18,900     Pharmaceutical Product
                Development, Inc.*...............        796,162
     10,100     PolyMedica Corp.*................        229,775
     17,000     Pre-Paid Legal Services, Inc.*...        176,120
     34,200     Priority Healthcare Corp.,
                Class B* ........................      1,291,050
     36,100     Profit Recovery Group
                International, Inc.* ............        225,625
     23,300     Province Healthcare Co.*.........        709,194
     22,500     Ralcorp Holdings, Inc.*..........        402,750
     27,700     Regeneron Pharmaceuticals, Inc.*.        614,594
     35,000     Renal Care Group, Inc.*..........        938,700
     23,400     ResMed, Inc.*....................        945,360
     22,200     Respironics, Inc.*...............        677,100
     15,000     Russ Berrie & Co., Inc...........        378,300
     21,100     Scotts Co., Class A*.............        802,855
     20,500     Sierra Health Services, Inc.*....         93,480
     41,000     Smithfield Foods, Inc.*..........      1,332,500
     17,800     Sola International, Inc.*........        160,378
      7,300     Spacelabs Medical, Inc.*.........         82,125
     46,900     Spherion Corp.*..................        325,486
     20,600     Standard Register Co.............        335,780
     10,600     Startek Inc.*....................        150,096
     26,400     Sybron Dental Specialties, Inc.*.        554,400
     18,200     Syncor International Corp.*......        586,950
     31,200     Techne Corp.*....................        815,100
     16,800     The Kroll-O'Gara Co.*............         90,300
     22,200     Theragenics Corp.*...............        141,858
     16,900     Triarc Cos., Inc.*...............        415,740
     69,100     U.S. Oncology, Inc.*.............        561,437
     13,800     United Natural Foods, Inc.*......        194,028
     22,500     Universal Health Services, Inc.,
                Class B* ........................      1,986,750
     23,800     Varian Medical Systems, Inc.*....      1,447,040
      9,300     Vital Signs, Inc.................        298,762
     11,400     Volt Information Sciences, Inc.*.        205,086
     19,700     Whole Foods Market, Inc.*........        829,862
                                                   -------------
                                                      49,996,558
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

MARCH 31, 2001

  SHARES                                                  VALUE
  ------                                                  -----
                CONSUMER CYCLICAL - 19.54%

     38,600     99 Cents Only Stores*............  $     892,034
     12,300     Action Performance Cos., Inc.*...        138,375
     10,700     Anchor Gaming*...................        655,375
      6,500     Angelica Corp....................         75,400
     21,700     AnnTaylor Stores Corp.*..........        576,135
     19,000     Applebee's International, Inc....        678,062
     17,300     Applica, Inc.*...................        107,260
     18,100     Arctic Cat, Inc..................        247,744
      9,900     Ashworth, Inc.*..................         63,731
     31,900     Atlantic Coast Airlines
                Holdings, Inc.* .................       669,900
     29,800     Aztar Corp.*.....................        316,178
     18,300     Bally Total Fitness Holding Corp.*       538,935
      9,000     Bassett Furniture Industries, Inc.       114,750
     11,700     Bell Microproducts, Inc.*........        132,356
     41,900     Brightpoint, Inc.*...............        100,822
     13,600     Brown Shoe Co., Inc..............        256,360
      9,800     Building Materials Holding Corp.*         95,856
     33,400     Burlington Coat Factory
                Warehouse Corp. .................       657,980
     37,200     Casey's General Stores, Inc......        444,075
     19,100     Cash America International, Inc..        116,510
     10,600     Casual Male Corp.................         31,800
     18,700     Cato Corp., Class A..............        281,669
     20,400     CEC Entertainment, Inc.*.........        904,740
     35,600     Champion Enterprises, Inc.*......        183,340
     13,100     Chico's FAS, Inc.*...............        429,844
     11,700     Coachmen Industries, Inc.........        104,715
     19,200     Cone Mills Corp.*................         60,480
     41,100     Copart, Inc.*....................        842,139
     15,700     Cost Plus, Inc.*.................        362,081
     56,344     D.R. Horton, Inc.................      1,191,667
      4,400     Damark International, Inc.,
                Class A* ........................         13,475
     10,100     Department 56, Inc.*.............         89,890
     12,600     Discount Auto Parts, Inc.*.......         96,264
     13,500     Dress Barn, Inc.*................        316,406
     10,100     Enesco Group, Inc................         67,266
     29,600     Ethan Allen Interiors, Inc.......        999,888
      9,500     Factory 2-U Stores, Inc.*........        259,469
     25,200     Fedders Corp.....................        141,120
     24,700     Fleetwood Enterprises, Inc.......        223,535
     14,700     Footstar, Inc.*..................        590,205
     14,100     Frontier Airlines, Inc.*.........        171,844
     15,500     G & K Services, Inc., Class A....        309,031
     16,200     Genesco, Inc.*...................        443,880
     24,500     Goody's Family Clothing, Inc.*...        110,250
      9,500     Gottschalks, Inc.*...............         47,975
     28,900     Great Atlantic & Pacific
                Tea Co., Inc. ..................         264,435
     15,000     Group 1 Automotive, Inc.*........        188,250
      5,000     Haggar Corp......................         64,062
     13,100     Hancock Fabrics, Inc.............         98,905
     24,200     Harman International
                Industries, Inc. ................        619,278
     22,300     Hartmarx Corp.*..................         70,914
      7,800     Huffy Corp.......................         51,168
     17,800     Hughes Supply, Inc...............        260,236
     15,100     IHOP Corp.*......................        302,000
     31,350     Insight Enterprises, Inc.*.......        662,269

  SHARES                                                  VALUE
  ------                                                  -----
                CONSUMER CYCLICAL (CONTINUED)

     38,400     Interface, Inc...................  $     264,000
     28,900     Jack in the Box, Inc.*...........        865,555
     13,500     JAKKS Pacific, Inc.*.............        143,437
     13,600     Jo-Ann Stores, Inc., Class A*....         59,840
      7,600     K-Swiss, Inc., Class A...........        194,750
     13,500     K2, Inc.*........................        118,125
     18,000     Kellwood Co......................        373,500
     45,300     La-Z-Boy, Inc....................        806,340
     16,200     Landry's Seafood Restaurants, Inc.       183,870
     11,500     Libbey, Inc......................        343,390
      6,500     Lillian Vernon Corp..............         47,450
     30,100     Linens 'N Things, Inc.*..........        827,750
     16,900     Luby's, Inc......................        128,440
     14,600     Mayor's Jewelers, Inc.*..........         58,400
     17,430     MDC Holdings, Inc................        685,870
     24,400     Mesa Air Group, Inc.*............        204,350
     24,500     Michaels Stores, Inc.*...........        733,469
     10,400     Midwest Express Holdings, Inc.*..        164,424
     14,300     Monaco Coach Corp.*..............        256,828
      9,700     Morrison Management
                Specialists, Inc. ..............         386,933
      5,200     National Presto Industries, Inc..        155,740
     23,900     Nautica Enterprises, Inc.*.......        428,706
      6,800     NVR, Inc.*.......................      1,108,400
     38,500     O'Reilly Automotive, Inc.*.......        767,594
      9,300     Oshkosh B'Gosh, Inc., Class A....        237,150
     12,500     Oshkosh Truck Corp...............        443,750
     24,900     Owens & Minor, Inc...............        411,597
      5,600     Oxford Industries, Inc...........        101,360
      7,800     P.F. Chang's China Bistro, Inc.*.        273,000
     24,000     Pacific Sunwear
                of California, Inc.* ............        660,000
      9,800     Panera Bread Co.*................        262,150
     18,700     Pegasus Solutions, Inc.*.........        166,547
     40,100     Pep Boys-Manny, Moe, & Jack......        244,209
     20,500     Phillips-Van Heusen Corp.........        309,140
     72,500     Pier 1 Imports, Inc..............        942,500
     19,900     Pinnacle Entertainment, Inc.*....        208,950
     17,900     Polaris Industries, Inc..........        809,080
     33,900     Prime Hospitality Corp.*.........        366,120
     16,900     Quiksilver, Inc.*................        448,695
     14,000     Rare Hospitality
                International, Inc.* ...........         348,250
     30,700     Regis Corp.......................        448,987
     10,700     Royal Appliance Manufacturing Co.*        41,730
     46,600     Ruby Tuesday, Inc................        913,826
     24,000     Russell Corp.....................        448,800
     24,000     Ryan's Family Steakhouses, Inc.*.        255,000
      9,900     Ryland Group, Inc................        410,850
      9,200     Salton, Inc.*....................        139,840
     13,200     School Specialty, Inc.*..........        284,625
     12,800     SCP Pool Corp.*..................        416,000
     21,600     Shopko Stores, Inc.*.............        172,800
      6,400     Skyline Corp.....................        138,048
     41,800     SkyWest, Inc.....................        971,850
     19,850     Sonic Corp.*.....................        497,491
     13,500     Springs Industries, Inc..........        577,800
      9,500     Standard Motor Products, Inc.....        100,700


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

MARCH 31, 2001

  SHARES                                                  VALUE
  ------                                                  -----
                CONSUMER CYCLICAL (CONTINUED)

     22,600     Standard-Pacific Corp............  $     476,860
     22,000     Steak N Shake Co.*...............        189,200
     31,900     Stein Mart, Inc.*................        348,906
     31,400     Stride Rite Corp.................        235,500
     16,000     TBC Corp.*.......................         97,000
     26,900     Tenneco Automotive, Inc..........         75,320
     23,600     The Cheesecake Factory, Inc.*....        868,775
     18,400     The Gymboree Corp.*..............        184,000
     21,900     The Marcus Corp..................        302,220
     31,500     The Men's Wearhouse, Inc.*.......        679,770
     10,400     The Wet Seal, Inc., Class A*.....        266,500
      9,000     Thor Industries, Inc.............        195,750
     29,900     Timberland Co., Class A*.........      1,518,920
     15,600     Titan International, Inc.........         55,380
     27,400     Toll Brothers, Inc.*.............      1,054,900
      9,700     Toro Co..........................        446,200
     33,900     Tower Automotive, Inc.*..........        363,747
      8,100     Ultimate Electronics, Inc.*......        202,500
     25,800     United Stationers, Inc.*.........        625,650
     17,300     Wabash National Corp.............        177,325
     20,000     Watsco, Inc......................        231,600
     16,000     Winnebago Industries, Inc........        283,200
     23,800     WMS Industries, Inc.*............        428,400
     31,300     Wolverine World Wide, Inc........        456,354
     26,100     Zale Corp.*......................        756,900
                                                   -------------
                                                      49,611,211
                                                   -------------

                INDUSTRIAL - 16.15%

     23,600     Advanced Energy Industries, Inc.*        609,175
     43,450     Aeroflex, Inc.*..................        448,078
      6,400     Amcast Industrial Corp...........         59,200
      9,700     Analogic Corp....................        435,894
     20,900     Apogee Enterprises, Inc..........        148,912
     15,000     Applied Industrial
                Technologies, Inc. ..............        246,000
     26,800     AptarGroup, Inc..................        816,596
     29,500     APW, Ltd.*.......................        253,110
     15,000     Arkansas Best Corp.*.............        236,250
     17,200     Armor Holdings, Inc.*............        302,720
     18,600     Arnold Industries, Inc...........        354,563
     28,700     Artesyn Technologies, Inc.*......        310,319
     14,500     Astec Industries, Inc.*..........        189,406
     25,400     Baldor Electric Co...............        534,670
     14,000     Barnes Group, Inc................        266,000
     19,300     BE Aerospace, Inc.*..............        354,638
      8,100     Bel Fuse, Inc....................        188,831
     18,400     Belden, Inc......................        368,920
     14,600     Benchmark Electronics, Inc.*.....        284,700
     21,000     BMC Industries, Inc..............        117,180
     17,100     Brady Corp., Class A.............        576,270
      4,900     Butler Manufacturing Co..........        112,700
     19,700     C&D Technologies, Inc............        543,720
     32,750     Cable Design Technologies Corp.*.        438,850
     10,600     Castle (A.M.) & Co...............         95,294
     22,800     Checkpoint Systems, Inc.*........        215,460

  SHARES                                                  VALUE
  ------                                                  -----
                INDUSTRIAL (CONTINUED)

     18,300     Clarcor, Inc.....................  $     422,730
     32,700     Cognex Corp.*....................        809,325
     20,300     Coherent, Inc.*..................        720,650
     15,200     Cohu, Inc........................        236,550
      9,900     Commercial Metals Co.............        248,490
     20,300     Concord Camera Corp.*............        143,369
     12,800     Cross (A.T.) Co., Class A*.......         94,336
     20,900     CTS Corp.........................        433,675
     12,300     CUNO, Inc.*......................        356,700
     22,200     Cymer, Inc.*.....................        480,186
     16,600     Dionex Corp.*....................        521,863
     14,600     Elcor Corp.......................        204,108
     20,100     Electro Scientific
                Industries, Inc.* ...............        564,056
     15,200     Esterline Technologies Corp.*....        330,600
     14,000     Florida Rock Industries..........        552,440
     11,100     Flow International Corp.*........        116,550
     16,000     Forward Air Corp.*...............        523,000
     30,700     Foster Wheeler Corp..............        551,372
     27,700     Fritz Cos., Inc.*................        302,969
     11,700     Gardner Denver, Inc.*............        229,320
     16,600     Gerber Scientific, Inc...........        110,722
     22,850     Graco, Inc.......................        639,800
     22,300     Griffon Corp.*...................        176,170
     19,100     Heartland Express, Inc.*.........        482,275
     17,000     Helix Technology Corp............        399,234
     22,700     IDEX Corp........................        657,846
     11,500     IMCO Recycling, Inc..............         51,865
     11,200     Innovex, Inc.....................         55,300
     20,100     Insituform Technologies, Inc.,
                Class A* ........................        655,763
     11,476     Intermagnetics General Corp.*....        278,293
     19,100     Intermet Corp....................         52,525
     12,400     Ionics, Inc.*....................        322,400
     11,500     Itron, Inc.*.....................        136,563
     31,900     JLG Industries, Inc..............        414,700
     12,000     Keithley Instruments, Inc........        194,400
     21,500     Kent Electronics Corp.*..........        387,000
     18,100     Kirby Corp.*.....................        362,000
     36,600     Kulicke & Soffa Industries, Inc.*        496,388
      6,300     Landstar System, Inc.*...........        426,825
      7,300     Lawson Products, Inc.............        180,675
     41,800     Lennox International, Inc........        430,540
      8,800     Lindsay Manufacturing Co.........        162,800
     11,900     Lydall, Inc.*....................        123,760
      8,500     M.S. Carriers, Inc.*.............        260,313
     16,900     Magnetek, Inc.*..................        159,367
     18,600     Manitowoc Co., Inc...............        461,280
     26,900     Methode Electronics, Inc.,
                Class A .........................        482,519
     25,300     Milacron, Inc....................        458,183
     25,200     Mueller Industries, Inc.*........        757,008
     16,300     Myers Industries, Inc............        220,050
     15,900     Offshore Logistics, Inc.*........        394,519
     11,850     Park Electrochemical Corp........        267,810
     31,800     Paxar Corp.*.....................        397,500
      9,000     Photon Dynamics, Inc.*...........        190,125


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

MARCH 31, 2001

  SHARES                                                  VALUE
  ------                                                  -----
                INDUSTRIAL (CONTINUED)

     34,000     Polaroid Corp....................  $     144,840
     70,900     PolyOne Corp.....................        645,190
     10,200     Quanex Corp......................        183,090
     15,800     Regal Beloit Corp................        263,070
     14,600     Roadway Express, Inc.............        321,200
      8,200     Robbins & Myers, Inc.............        209,920
     26,500     Robotic Vision Systems, Inc.*....         64,594
     11,400     Rogers Corp.*....................        404,814
     23,000     Roper Industries, Inc............        823,400
     12,800     Scott Technologies, Inc.*........        283,200
     30,400     Shaw Group, Inc.*................      1,419,984
      9,000     Simpson Manufacturing Co., Inc.*.        443,700
     26,100     SLI, Inc.........................        217,935
     17,700     Smith (A.O.) Corp................        345,681
     22,500     Speedfam-IPEC, Inc.*.............        145,547
      9,700     SPS Technologies, Inc.*..........        437,082
     12,000     Standard Microsystems Corp.*.....        180,750
      9,200     Standex International Corp.......        211,140
     20,300     Sturm Ruger & Co., Inc...........        199,346
     25,100     Technitrol, Inc..................        624,739
     29,900     TetraTech, Inc.*.................        605,475
     15,900     Texas Industries, Inc............        461,577
     11,400     Thomas Industries, Inc...........        235,980
     28,600     Tredegar Corp....................        503,360
     17,700     Trimble Navigator, Ltd.*.........        335,194
     15,000     Universal Forest Products, Inc...        226,875
     12,500     URS Corp.*.......................        237,500
     19,500     USFreightways Corp...............        614,250
     30,800     Valence Technology, Inc.*........        140,525
     17,500     Valmont Industries, Inc..........        296,406
     31,800     Vicor Corp.*.....................        651,900
     19,900     Watts Industries Inc., Class A...        332,330
     35,400     Werner Enterprises, Inc..........        606,225
      9,200     Wolverine Tube, Inc.*............        116,380
     16,100     X-Rite, Inc......................        157,941
     17,900     Yellow Corp.*....................        306,538
                                                   -------------
                                                      40,993,941
                                                   -------------

                TECHNOLOGY - 12.23%

     20,200     AAR Corp.........................        257,752
     18,300     Actel Corp.*.....................        374,006
     31,100     Alliance Semiconductor Corp.*....        361,538
     10,450     Alliant Techsystems, Inc.*.......        925,348
     32,400     Alpha Industries, Inc.*..........        510,300
     31,200     American Management Systems, Inc.*       571,350
     17,000     Analysts International Corp......         88,188
     22,400     Aspen Technology, Inc.*..........        534,800
      8,800     AstroPower, Inc.*................        264,000
     23,000     ATMI, Inc.*......................        425,500
     28,945     Avant! Corp.*....................        499,301
     19,100     Avid Technology, Inc.*...........        255,463
     23,100     AVT Corp.*.......................         64,969
     73,100     Axcelis Technologies, Inc.*......        845,219
     16,500     AXT, Inc.*.......................        247,500

  SHARES                                                  VALUE
  ------                                                  -----
                TECHNOLOGY (CONTINUED)

     15,900     BARRA, Inc.*.....................  $     858,600
     13,000     Brooks Automation, Inc.*.........        516,750
      9,400     Brooktrout, Inc.*................         58,163
     37,200     C-Cube Mircosystems, Inc.*.......        458,025
      8,500     CACI International, Inc.*........        229,500
     16,000     Carreker Corp.*..................        304,000
     26,000     Cerner Corp.*....................        890,500
     44,900     CIBER, Inc.*.....................        219,112
     15,700     Computer Task Group, Inc.........         73,005
     12,500     Concord Communications, Inc.*....        102,344
     30,100     Dendrite International, Inc.*....        421,400
     11,400     Digi International, Inc.*........         65,906
     13,000     DuPont Photomasks, Inc.*.........        570,427
     15,700     Electroglas, Inc.*...............        259,050
     37,500     eLoyalty Corp.*..................         91,406
     17,800     ePresence, Inc.*.................         81,213
     33,200     ESS Technology, Inc.*............        190,900
     17,400     Exabyte Corp.*...................         25,013
     24,700     FactSet Research Systems, Inc....        745,940
     10,900     Fair, Isaac and Co., Inc.........        637,759
     26,000     FileNET Corp.*...................        407,875
     31,900     GenCorp, Inc.....................        338,778
     28,500     General Semiconductor, Inc.*.....        269,895
     19,780     Global Payments, Inc.*...........        365,930
     15,100     Great Plains Software, Inc.*.....        925,819
     24,200     HNC Software, Inc.*..............        425,013
     18,700     Hutchinson Technology, Inc.*.....        279,331
     24,900     Hyperion Solutions Corp.*........        401,513
     21,800     Information Resources, Inc.*.....        141,700
     19,900     Inter-Tel, Inc...................        202,731
     24,800     InterVoice-Brite, Inc.*..........        201,500
     16,700     Kaman Corp., Class A.............        273,463
     47,800     Kopin Corp.*.....................        274,850
      9,300     Kronos, Inc.*....................        292,369
     10,700     Mapinfo Corp.*...................        189,925
     12,300     Meade Instruments Corp.*.........         50,738
     16,300     Mercury Computer Systems, Inc.*..        625,513
     13,200     MICROS Systems, Inc.*............        267,300
     28,400     Midway Games, Inc.*..............        207,320
     16,400     MRO Software, Inc.*..............        132,225
     24,700     National Data Corp...............        576,745
     18,800     NYFIX, Inc.*.....................        431,225
     28,300     Orbital Sciences Corp.*..........        169,800
     18,600     Pericom Semiconductor Corp.*.....        239,475
     19,800     Phoenix Technologies, Ltd.*......        274,725
     22,200     Photronics, Inc.*................        548,063
     38,300     Pinnacle Systems, Inc.*..........        323,156
     20,700     Pioneer Standard Electronics, Inc.       253,575
     26,700     Progress Software Corp.*.........        387,150
     11,000     QRS Corp.*.......................         93,500
     20,900     Radiant Systems, Inc.*...........        288,681
     13,100     RadiSys Corp.*...................        222,700
     19,300     Rainbow Technologies, Inc.*......         96,500
     88,800     Read-Rite Corp.*.................        736,152
     23,200     Remedy Corp.*....................        446,600
     44,400     RSA Security, Inc.*..............      1,096,125
     22,500     SAGA Systems, Inc. Escrow*.......              0


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

MARCH 31, 2001

  SHARES                                                  VALUE
  ------                                                  -----
                TECHNOLOGY (CONTINUED)

     11,400     SCM Microsystems, Inc.*..........  $     175,988
     25,600     Silicon Valley Group, Inc.*......        704,000
     69,700     SONICblue, Inc.*.................        331,075
     10,400     SPSS, Inc.*......................        176,150
      9,300     Supertex, Inc.*..................        117,413
     24,600     Systems & Computer
                Technology Corp.* ...............        226,013
     23,700     Teledyne Technologies, Inc.*.....        331,800
     15,200     THQ, Inc.*.......................        577,600
     16,200     Three-Five Systems, Inc.*........        197,640
     16,000     Ultratech Stepper, Inc.*.........        394,000
     24,100     Varian Semiconductor Equipment*..        769,694
     24,900     Verity, Inc.*....................        564,919
     23,800     Zebra Technologies Corp., Class A*       907,375
     12,500     ZixIt Corp.*.....................         87,891
                                                   -------------
                                                      31,043,765
                                                   -------------

                FINANCE - 11.83%

     17,300     Anchor Bancorp Wisconsin, Inc....        240,037
      9,900     Blanch (E.W.) Holdings, Inc......         78,705
     29,800     Centura Banks, Inc...............      1,473,610
     19,800     Chittenden Corp..................        617,760
     23,800     Commerce Bancorp, Inc............      1,428,000
     40,800     Commercial Federal Corp..........        909,840
     31,700     Community First Bankshares, Inc..        639,944
     39,000     Cullen/Frost Bankers, Inc........      1,335,750
     15,200     Delphi Financial Group, Inc.,
                Class A* ........................        449,920
     21,200     Downey Financial Corp............        960,360
     17,200     East-West Bancorp, Inc...........        331,100
     53,100     Eaton Vance Corp.................      1,648,755
     56,600     Fidelity National Financial, Inc.      1,515,182
     47,900     First American Financial Corp....      1,245,400
     30,800     First Midwest Bancorp, Inc.......        867,020
     19,900     FirstBancorp/Puerto Rico.........        515,410
     13,000     Firstfed Financial Corp.*........        364,000
     52,700     Fremont General Corp.............        204,476
      8,800     GBC Bancorp......................        250,800
     10,000     Hilb, Rogal & Hamilton Co........        350,000
     40,040     Hudson United Bancorp............        908,908
     18,600     Jefferies Group, Inc.............        536,610
     10,200     LandAmerica Financial Group, Inc.        362,916
     17,400     MAF Bancorp, Inc.................        476,325
     21,500     Morgan Keegan, Inc...............        581,575
     31,000     Mutual Risk Management, Ltd......        224,750
     33,750     New York Community Bancorp, Inc..        978,750
     19,980     Provident Bankshares Corp........        447,052
      6,424     Radian Group, Inc................        435,226
     34,800     Raymond James Financial, Inc.....        967,440
     21,400     Riggs National Corp..............        339,725
      7,500     RLI Corp.........................        306,300
      7,000     SCPIE Holdings, Inc..............        142,100
     18,900     Selective Insurance Group, Inc...        439,130
     32,500     South Financial Group, Inc.......        463,125

  SHARES                                                  VALUE
  ------                                                  -----
                FINANCE (CONTINUED)

     21,600     Southwest Bancorp of Texas, Inc.*  $     677,700
     11,960     Southwest Securities Group, Inc..        223,413
     26,600     Staten Island Bancorp, Inc.......        662,340
     19,700     Sterling Bancshares, Inc.........        344,750
     29,500     Susquehanna Bancshares, Inc......        531,000
     27,600     Trenwick Group, Ltd..............        544,548
     46,215     Trustco Bank Corp................        595,018
     18,000     Tucker Anthony Sutro Co..........        341,100
      7,100     UCBH Holdings, Inc...............        345,681
     31,500     United Bankshares, Inc...........        696,937
     43,090     Washington Federal, Inc..........      1,058,398
     17,100     Whitney Holding Corp.............        676,519
     13,000     Zenith National Insurance Corp...        306,800
                                                   -------------
                                                      30,040,205
                                                   -------------

                ENERGY - 7.85%

     10,400     Atwood Oceanics, Inc.*...........        425,568
     24,900     Barrett Resources Corp.*.........      1,495,245
     28,500     Brown (Tom), Inc.*...............        940,500
     21,800     Cabot Oil & Gas Corp., Class A...        588,600
     24,300     Cal Dive International, Inc.*....        616,612
     53,200     Cross Timbers Oil Co.............      1,316,700
     13,000     Dril-Quip, Inc.*.................        312,000
     13,500     HS Resources, Inc.*..............        607,500
     38,300     Input/Output, Inc.*..............        358,105
     10,400     KEY Production Co., Inc.*........        215,800
     17,800     Lone Star Technologies, Inc.*....        760,950
     32,500     Louis Dreyfus Natural Gas Corp.*.      1,202,500
     57,000     Massey Energy Co.................      1,363,440
     32,000     Newfield Exploration Co.*........      1,116,800
     13,300     Nuevo Energy Co.*................        235,676
     17,300     Oceaneering International, Inc.*.        371,950
     15,300     Patina Oil & Gas Corp............        408,510
     13,200     Plains Resources, Inc.*..........        277,200
     30,500     Pogo Producing Co................        900,055
     50,500     Pride International, Inc.*.......      1,199,880
     16,200     Remington Oil & Gas Corp.*.......        223,762
     12,800     SEACOR Smit, Inc.*...............        578,560
     18,400     Seitel, Inc.*....................        342,240
     17,000     St. Mary Land & Exploration Co...        395,250
     19,500     Stone Energy Corp.*..............        960,765
     18,500     Swift Energy Co.*................        592,740
     10,400     TETRA Technologies, Inc.*........        210,600
     22,800     Veritas DGC, Inc.*...............        728,460
     47,300     Vintage Petroleum, Inc...........        962,555
     11,600     WD-40 Co.........................        232,000
                                                   -------------
                                                      19,940,523
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

MARCH 31, 2001

  SHARES                                                  VALUE
  ------                                                  -----
                UTILITIES - 4.52%

      7,600     American States Water Co.........  $     251,636
     28,600     Atmos Energy Corp................        680,680
     35,500     Avista Corp......................        625,510
      5,600     Bangor Hydro-Electric Co.........        146,888
      8,300     Cascade Natural Gas Corp.........        168,905
      8,800     Central Vermont Public
                Service Corp. ...................        145,112
     12,500     CH Energy Group, Inc.............        553,125
     22,700     Energen Corp.....................        801,310
      4,200     Green Mountain Power Corp........         70,266
     14,500     Laclede Gas Co...................        337,850
     13,300     New Jersey Resources Corp........        547,295
     19,000     Northwest Natural Gas Co.........        456,000
     17,400     NorthWestern Corp................        426,300
     19,800     NUI Corp.........................        534,600
     40,000     Philadelphia Suburban Corp.......        942,400
     23,900     Piedmont Natural Gas Co., Inc....        848,450
     26,000     RGS Energy Group, Inc............        962,000
     38,370     Southern Union Co.*..............        805,770
     23,800     Southwest Gas Corp...............        496,230
     18,800     Southwestern Energy Co...........        186,120
     20,400     UGI Corp.........................        499,596
      9,900     UIL Holdings Corp................        470,250
     24,400     Unisource Energy Corp............        512,400
                                                   -------------
                                                      11,468,693
                                                   -------------

                BASIC MATERIALS - 3.05%

     16,700     Arch Chemicals, Inc..............        355,710
     12,500     Brush Wellman, Inc...............        233,125
     26,200     Buckeye Technologies, Inc.*......        301,300
     19,000     Cambrex Corp.....................        789,450
     19,800     Caraustar Industries, Inc........        159,019
     11,200     ChemFirst, Inc...................        298,480
     11,400     Chesapeake Corp..................        263,910
      7,700     Cleveland-Cliffs, Inc............        138,600
     12,400     Commonwealth Industries, Inc.....         54,250
      9,000     Deltic Timber Corp...............        182,250
     23,700     Georgia Gulf Corp................        412,617
     23,500     MacDermid, Inc...................        424,880
     10,800     Material Sciences Corp.*.........         86,940
     19,700     Mississippi Chemical Corp........         66,192
     17,900     OM Group, Inc....................        953,175
     29,800     Omnova Solutions, Inc............        197,872
      5,700     Penford Corp.....................         50,231
     10,400     Pope & Talbot, Inc...............        128,960
      6,600     Quaker Chemical Corp.............        116,754
     18,900     Reliance Steel & Aluminum Co.....        443,205
     15,700     RTI International Metals, Inc.*..        211,165
     11,300     Schweitzer-Mauduit
                International, Inc. .............        199,445
     34,300     Steel Dynamics, Inc.*............        381,587
      8,100     Steel Technologies, Inc..........         51,384
     29,100     Stillwater Mining Co.*...........        787,155
     23,900     Wellman, Inc.....................        460,075
                                                   -------------
                                                       7,747,731
                                                   -------------

  SHARES                                                  VALUE
  ------                                                  -----
                COMMUNICATIONS - 2.50%

      9,200     4 Kids Entertainment, Inc.*......  $     103,684
     28,400     Adaptive Broadband Corp.*........         33,725
     15,300     Advo, Inc.*......................        564,570
     21,100     Allen Telecom, Inc.*.............        272,190
     28,300     Anixter International, Inc.*.....        682,030
     38,600     Aspect Communications Corp.*.....        170,684
     17,000     Audiovox Corp.*..................        130,156
     33,800     Auspex Systems, Inc.*............        139,425
     17,000     Aware, Inc.*.....................        163,625
     14,300     Black Box Corp.*.................        637,244
     12,700     Boston Communications Group, Inc.*        93,662
     25,200     C-COR.net Corp.*.................        168,525
     12,100     Cyrk International, Inc.*........         24,200
      9,600     Davox Corp.*.....................        109,200
     55,400     DMC Stratex Networks, Inc.*......        459,820
     39,400     General Communication, Inc.,
                Class A* ........................        354,600
     43,500     Harmonic, Inc.*..................        244,687
     16,300     Information Holdings, Inc.*......        348,820
     25,000     International Fibercom, Inc.*....         96,875
     16,500     Network Equipment
                Technologies, Inc.* .............         70,125
     31,900     New Century Equity
                Holdings Corp.* .................         35,887
     27,100     Pac-West Telecomm, Inc.*.........         94,850
     60,500     P-COM, Inc.*.....................         77,516
     14,100     PC-Tel, Inc.*....................        105,750
     24,000     Penton Media, Inc................        349,200
     19,600     Proxim, Inc.*....................        197,225
     17,750     SymmetriCom, Inc. *..............        215,219
     10,900     Thomas Nelson, Inc...............         70,523
     16,400     Viasat, Inc.*....................        248,050
     23,400     Visual Networks, Inc.*...........         83,362
                                                   -------------
                                                       6,345,429
                                                   -------------
                TOTAL COMMON STOCKS .............    247,188,056
                                                   -------------
                (Cost $259,876,967)


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

MARCH 31, 2001

  PAR VALUE                                               VALUE
  ---------                                               -----

U.S. GOVERNMENT OBLIGATION (A) - 0.57%


                U.S. TREASURY BILL (B) - 0.57%

 $1,500,000     4.46%, 02/28/02..................  $   1,445,772
                                                   -------------

                TOTAL U.S. GOVERNMENT OBLIGATION       1,445,772
                                                   -------------
                (Cost $1,440,828)

REPURCHASE AGREEMENT - 2.02%

  5,127,000     Repurchase Agreement with:
                Credit Suisse First Boston
                5.28%, Due 04/02/2001 dated 03/30/2001
                Repurchase Price $5,128,504
                (Collateralized by U.S. Treasury Bills
                and Note 5.50%,
                Due 05/31/2001-02/15/2008
                Total Par $5,322,360
                Market Value $5,279,682).........      5,127,000
                                                   -------------

                TOTAL REPURCHASE AGREEMENT ......      5,127,000
                                                   -------------
                (Cost $5,127,000)

TOTAL INVESTMENTS - 99.96%.......................    253,760,828
                                                   -------------
(Cost $266,444,795)

NET OTHER ASSETS AND LIABILITIES - 0.04%.........         99,514
                                                   -------------
NET ASSETS - 100.00%.............................  $ 253,860,342
                                                   =============

-------------------------------------------------------------------------------
*   Non-income producing security.
(A) Discount yield at time of purchase.
(B) Securities have been deposited as initial margin on open futures contracts.

At March 31, 2001, the Fund's open futures contracts were as follows:

    Number of     Contract     Expiration     Opening      Current
    Contracts       Type          Date       Position   Market Value
    ---------     -------      ----------    --------   ------------
       15       Russell 2000     Jun-01     $3,569,871   $3,404,250
       14      S&P Midcap 400    Jun-01     $3,545,169   $3,245,200
                                            ----------   ----------
                                            $7,115,040   $6,649,450
                                            ==========   ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

UTILITY INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2001

  SHARES                                                  VALUE
  ------                                                  -----

COMMON STOCKS - 99.57%


                UTILITIES - 72.28%

     84,400     AES Corp.*.......................  $   4,216,624
     17,400     Allegheny Energy, Inc............        804,924
     21,600     Ameren Corp......................        884,520
     50,820     American Electric Power Co., Inc.      2,388,540
     44,400     Calpine Corp.*...................      2,445,108
     25,100     Cinergy Corp.....................        842,105
     20,600     CMS Energy Corp..................        609,554
     33,400     Consolidated Edison, Inc.........      1,239,140
     25,600     Constellation Energy Group, Inc..      1,128,960
     37,660     Dominion Resource, Inc...........      2,427,940
     22,500     DTE Energy Co....................        895,500
    120,800     Duke Energy Corp.................      5,162,992
     51,400     Edison International.............        649,696
     35,100     Entergy Corp.....................      1,333,800
     50,175     Exelon Corp......................      3,291,480
     35,600     FirstEnergy Corp.................        993,952
     27,900     FPL Group, Inc...................      1,710,270
     20,500     GPU, Inc.........................        666,045
     21,200     KeySpan Corp.....................        808,356
     25,300     Niagara Mohawk Holdings, Inc.*...        427,570
      7,200     NICOR, Inc.......................        268,344
     32,100     NiSource Inc.....................        998,952
      4,600     Oneok, Inc.......................        188,094
      5,600     Peoples Energy Corp..............        217,672
     61,000     PG&E Corp........................        759,450
     13,400     Pinnacle West Capital Corp.......        614,658
     22,900     PPL Corp.........................      1,006,684
     32,364     Progress Energy, Inc.............      1,393,918
     33,800     Public Service Enterprise
                Group, Inc. .....................      1,458,808
     46,500     Reliant Energy, Inc..............      2,104,125
     32,200     Sempra Energy....................        749,616
    106,600     Southern Co......................      3,740,594
     40,700     TXU Corp.........................      1,681,724
     53,710     XCEL Energy, Inc.................      1,617,208
                                                   -------------
                                                      49,726,923
                                                   -------------

  SHARES                                                  VALUE
  ------                                                  -----

                ENERGY - 27.29%

     50,900     Dynegy Inc.......................  $   2,596,409
     78,373     El Paso Corp.....................      5,117,757
    117,700     Enron Corp.......................      6,838,370
     18,000     Kinder Morgan, Inc...............        957,600
     76,200     Williams Cos., Inc...............      3,265,170
                                                   -------------
                                                      18,775,306
                                                   -------------
                TOTAL COMMON STOCKS .............     68,502,229
                                                   -------------
                (Cost $58,773,869)

TOTAL INVESTMENTS - 99.57%.......................     68,502,229
                                                   -------------
(Cost $58,773,869)

NET OTHER ASSETS AND LIABILITIES - 0.43%.........        292,865
                                                   -------------
NET ASSETS - 100.00%.............................  $  68,795,094
                                                   =============

-----------------------------------------
*   Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. TREASURY INDEX FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2001

  PAR VALUE                                               VALUE
  ---------                                               -----

U.S. GOVERNMENT OBLIGATIONS - 97.67%


                U.S. TREASURY NOTES - 60.03%

 $5,000,000     6.38%, 06/30/02..................  $   5,133,800
  3,200,000     6.38%, 08/15/02..................      3,293,408
 13,050,000     6.25%, 08/31/02..................     13,418,793
  3,500,000     5.63%, 12/31/02..................      3,581,445
  2,700,000     5.50%, 02/28/03..................      2,761,938
 12,100,000     5.75%, 08/15/03..................     12,497,606
  2,450,000     5.25%, 05/15/04..................      2,508,310
  6,325,000     7.25%, 05/15/04..................      6,835,680
 12,900,000     7.25%, 08/15/04..................     14,002,434
  1,150,000     7.50%, 02/15/05..................      1,269,128
  1,500,000     6.50%, 08/15/05..................      1,612,425
  4,975,000     7.00%, 07/15/06..................      5,508,817
  5,950,000     6.50%, 10/15/06..................      6,463,426
  1,500,000     5.50%, 02/15/08..................      1,556,175
  8,315,000     5.63%, 05/15/08..................      8,683,937
  1,300,000     5.50%, 05/15/09..................      1,346,579
  7,250,000     6.00%, 08/15/09..................      7,746,988
                                                   -------------
                                                      98,220,889
                                                   -------------

                U.S. TREASURY BONDS - 37.64%

    250,000     12.38%, 05/15/04.................        306,522
    900,000     10.75%, 08/15/05.................      1,115,262
  5,675,000     12.00%, 08/15/13.................      8,085,116
  7,900,000     7.50%, 11/15/16..................      9,534,510
  3,130,000     8.75%, 05/15/17..................      4,200,272
     39,000     8.88%, 08/15/17..................         52,953
  3,521,000     8.50%, 02/15/20..................      4,711,521
  2,400,000     7.88%, 02/15/21..................      3,049,176
  3,400,000     8.13%, 08/15/21..................      4,433,124
 11,800,000     7.50%, 11/15/24..................     14,667,518
 10,700,000     6.13%, 11/15/27..................     11,432,202
                                                   -------------
                                                      61,588,176
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS    159,809,065
                                                   -------------
                (Cost $154,124,630)

  PAR VALUE                                               VALUE
  ---------                                               -----

REPURCHASE AGREEMENT - 1.25%

 $2,048,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                5.28%, Due 04/02/2001,
                dated 3/30/2001
                Repurchase Price $2,048,901
                (Collateralized by U.S.
                Treasury Bills
                and Note, 5.50%,
                Due 05/31/2001 - 02/15/2008;
                Total Par $2,126,038
                Market Value $2,108,989).........  $   2,048,000
                                                   -------------

                TOTAL REPURCHASE AGREEMENT ......      2,048,000
                                                   -------------
                (Cost $2,048,000)

TOTAL INVESTMENTS - 98.92%.......................    161,857,065
                                                   -------------
(Cost $156,172,630)

NET OTHER ASSETS AND LIABILITIES - 1.08%.........      1,762,329
                                                   -------------
NET ASSETS - 100.00%.............................  $ 163,619,394
                                                   =============


                       SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL BOND FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 2001

  PAR VALUE                                               VALUE
  ---------                                               -----

MUNICIPAL BONDS - 99.72%


                ALABAMA - 1.26%

 $  400,000     Auburn University Athletics
                5.20%, 04/01/04
                Insured: MBIA....................  $     419,000
                                                   -------------

                ALASKA - 2.82%

  1,000,000     North Slope Boro Capital
                Appreciation,
                Series B, GO
                4.72%, 01/01/03 (B)
                Insured: MBIA....................        937,500
                                                   -------------

                ARIZONA - 2.47%

    750,000     Maricopa County School
                District 4, GO
                Mesa University, Series A,
                Prerefunded 07/01/05
                5.65%, 07/01/11
                Insured: FGIC....................        821,250
                                                   -------------

                CALIFORNIA - 3.39%

  1,000,000     Sacramento County
                Sanitation District
                Series A
                6.00%, 12/01/15..................      1,127,500
                                                   -------------

                COLORADO - 4.92%

    750,000     Colorado Department of
                Transportation Revenue
                6.00%, 06/15/15
                Insured: AMBAC...................        836,250
    250,000     Colorado Housing and
                Finance Authority
                Series E-3
                5.15%, 08/01/07..................        254,687
    500,000     Jefferson County School District
                Number R-001, GO
                5.50%, 12/15/06
                Insured: MBIA....................        543,750
                                                   -------------
                                                       1,634,687
                                                   -------------

                FLORIDA - 6.24%

  1,000,000     Florida State Board of Education
                Capital Outlay Public Education,
                Series A, GO,
                Prerefunded 06/01/04
                5.70%, 06/01/08..................      1,073,750
  1,000,000     Orange County School Board
                Certificate Participation,
                Series B
                3.75%, 08/01/25 (A)
                Insured: AMBAC
                SPA: SunTrust Bank ..............      1,000,000
                                                   -------------
                                                       2,073,750
                                                   -------------

  PAR VALUE                                               VALUE
  ---------                                               -----

                ILLINOIS - 7.04%

 $  655,000     Chicago Project, Series A, GO
                5.50%, 01/01/08
                Insured: MBIA....................  $     709,037
    500,000     Chicago Project, Series C, GO
                5.75%, 01/01/13
                Insured: FGIC....................        550,000
    500,000     Illinois State Sales Tax Revenue,
                Series V
                6.00%, 06/15/08..................        545,625
    500,000     Kane County Community
                School District
                Number 304, Geneva, GO
                6.00%, 06/01/04
                Insured: FGIC....................        535,625
                                                   -------------
                                                       2,340,287
                                                   -------------

                KANSAS - 3.25%

  1,020,000     Kansas State Development
                Finance Authority Revenue,
                Public Water Supply
                Revolving Loan-2
                5.25%, 04/01/05
                Insured: AMBAC...................      1,079,925
                                                   -------------

                MARYLAND - 1.61%

    500,000     Maryland State, GO
                State and Local Facilities Loan
                Second Series
                5.25%, 06/15/06..................        536,250
                                                   -------------

                MASSACHUSETTS - 8.27%

    750,000     Massachusetts Bay Transportation
                Authority General
                Transportation System
                Revenue Series A
                5.50%, 03/01/14
                Insured: MBIA....................        822,187
    350,000     Massachusetts State
                Grant Anticipation Note, Series A
                5.75%, 06/15/13..................        384,125
  1,000,000     New England Education
                Loan Marketing Corp. Series G
                5.20%, 08/01/02..................      1,020,000
    500,000     Springfield, Series B, GO
                5.05%, 01/15/04
                Insured: MBIA....................        520,625
                                                   -------------
                                                       2,746,937
                                                   -------------

                MINNESOTA - 1.69%

    500,000     University of Minnesota, Series A
                5.75%, 07/01/13..................        560,000
                                                   -------------

                MISSISSIPPI - 3.29%

  1,000,000     Mississippi State, GO
                5.50%, 09/01/09..................      1,095,000
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

MUNICIPAL BOND FUND

MARCH 31, 2001

  PAR VALUE                                               VALUE
  ---------                                               -----

                NEBRASKA - 2.17%

 $  690,000     University of Nebraska
                Facilities Deferred
                Maintenance Project
                5.00%, 07/15/04..................  $     721,050
                                                   -------------

                NEVADA - 6.10%

    750,000     Clark County School District, GO
                5.50%, 06/15/12
                Insured: FSA.....................        816,562
    635,000     Clark County School District,
                Series A, GO
                6.00%, 06/15/16
                Insured: MBIA....................        695,325
    500,000     Las Vegas Valley Water
                District Revenue, GO
                5.40%, 09/01/04
                Insured: AMBAC...................        516,875
                                                   -------------
                                                       2,028,762
                                                   -------------

                NEW JERSEY - 5.43%

    600,000     New Jersey State
                Transportation Authority
                Transportation System Revenue,
                Series A
                5.63%, 06/15/12..................        665,250
  1,000,000     New Jersey State
                Turnpike Authority,
                Series A
                6.00%, 01/01/13
                Insured: MBIA....................      1,140,000
                                                   -------------
                                                       1,805,250
                                                   -------------

                NEW YORK - 7.69%

  1,000,000     Long Island Power Authority,
                New York Electric System Revenue
                5.25%, 04/01/10
                Insured: MBIA....................      1,067,500
    390,000     New York State, Series F, GO
                5.75%, 02/01/10..................        418,275
    500,000     New York State
                Dormitory Authority
                Revenue, City University System
                Consolidated, Series A
                5.50%, 07/01/02..................        513,125
    500,000     New York State Environmental
                Facilities Corp., PCR, State Water
                Revolving Fund,
                NYC Municipal Water
                5.75%, 06/15/09..................        558,125
                                                   -------------
                                                       2,557,025
                                                   -------------

                OHIO - 5.68%

    750,000     Cleveland Waterworks Revenue,
                First Mortgage, Series G
                5.50%, 01/01/13
                Insured: MBIA....................        820,313
  1,000,000     Ohio State Higher Education
                Capital Facilities, Series II-A
                5.25%, 12/01/05..................      1,066,250
                                                   -------------
                                                       1,886,563
                                                   -------------

  PAR VALUE                                               VALUE
  ---------                                               -----

                OREGON - 7.37%

 $  750,000     Portland Airport Way
                Urban Renewal & Redevelopment
                Tax Increment, Series A
                6.00%, 06/15/15
                Insured: AMBAC...................  $     836,250
  1,500,000     Portland Sewer System, Series A,
                Prerefunded 06/01/04
                5.75%, 06/01/06..................      1,612,500
                                                   -------------
                                                       2,448,750
                                                   -------------

                PENNSYLVANIA - 3.13%

  1,000,000     Penn Hills, GO,
                Prerefunded 12/01/02
                5.80%, 12/01/13
                Insured: AMBAC...................      1,041,250
                                                   -------------

                TEXAS - 5.26%

    500,000     Carrollton Farmers Branch
                Independent School District, GO
                5.10%, 02/15/04..................        513,750
  1,500,000     Texas State Public
                Finance Authority
                Building Capital Appreciation
                5.05%, 02/01/06 (B)
                Insured: MBIA....................      1,235,625
                                                   -------------
                                                       1,749,375
                                                   -------------

                WASHINGTON - 3.16%

    750,000     Seattle Municipal Light &
                Power Revenue, Series B
                5.75%, 08/01/07..................        781,875
    250,000     Seattle Water System Revenue
                5.38%, 08/01/09..................        269,688
                                                   -------------
                                                       1,051,563
                                                   -------------

                WEST VIRGINIA - 0.96%

    300,000     West Virginia State Housing
                Development Fund, Housing Finance
                Series A
                5.55%, 11/01/10..................        317,625
                                                   -------------

                WISCONSIN - 6.52%

  1,550,000     Milwaukee County, Series A, GO
                5.00%, 10/01/07..................      1,644,939
    500,000     Wisconsin State
                Petroleum Inspection
                Fee Revenue, Series A
                5.50%, 07/01/03..................        522,500
                                                   -------------
                                                       2,167,439
                                                   -------------
                TOTAL MUNICIPAL BONDS ...........     33,146,738
                                                   -------------
                (Cost $31,903,954)


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

MUNICIPAL BOND FUND

MARCH 31, 2001

  SHARES                                                  VALUE
  ------                                                  -----

INVESTMENT COMPANIES - 4.64%

     78,528     Dreyfus Tax-Exempt Cash
                Management Fund..................  $      78,528
  1,462,289     Federated Tax-Exempt
                Obligations Fund ................      1,462,289
                                                   -------------

                TOTAL INVESTMENT COMPANIES ......      1,540,817
                                                   -------------
                (Cost $1,540,817)

TOTAL INVESTMENTS - 104.36%......................     34,687,555
                                                   -------------
(Cost $33,444,771)

NET OTHER ASSETS AND LIABILITIES - (4.36)%.......     (1,448,881)
                                                   -------------
NET ASSETS - 100.00%.............................  $  33,238,674
                                                   =============

-------------------------------------------
(A)     Variable rate security.  Interest rate is rate in effect on
        March 31, 2001.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC   American Municipal Bond Assurance Corp.
FGIC    Financial Guaranty Insurance Corp.
FSA     Financial Security Assurance Corp.
GO      General Obligation
MBIA    Municipal Bond Insurance Association
PCR     Pollution Control Revenue
SPA     Stand-by Purchase Agreement


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

                       This page left blank intentionally.

GALAXY FUND II

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001

                                                   LARGE             SMALL                              U.S.
                                                  COMPANY           COMPANY          UTILITY          TREASURY         MUNICIPAL
                                                INDEX FUND        INDEX FUND       INDEX FUND        INDEX FUND        BOND FUND
                                              --------------    -------------    --------------    -------------    --------------
ASSETS:
   Investments (Note 2):
     Investments at cost..................    $  663,800,347    $ 261,317,795    $   58,773,869    $ 154,124,630    $   33,444,771
     Repurchase agreement.................         6,285,000        5,127,000                --        2,048,000                --
     Net unrealized appreciation
      (depreciation) .....................       150,838,358      (12,683,967)        9,728,360        5,684,435         1,242,784
                                              --------------    -------------    --------------    -------------    --------------
       Total investments at value.........       820,923,705      253,760,828        68,502,229      161,857,065        34,687,555
   Cash...................................             4,553            1,871                --              596                --
   Receivable for investments sold........                --               --           892,235        1,563,619                --
   Receivable for shares sold.............           577,624           72,211            49,553           96,982            31,506
   Receivable for daily variation margin
     on future contracts..................            49,825           73,250                --               --                --
   Interest and dividend receivables......           764,101          142,196            97,381        2,321,951           439,038
                                              --------------    -------------    --------------    -------------    --------------
       Total Assets.......................       822,319,808      254,050,356        69,541,398      165,840,213        35,158,099
                                              --------------    -------------    --------------    -------------    --------------

LIABILITIES:
   Payable for investments purchased......                --               --           472,329        1,884,567         1,794,871
   Payable for shares repurchased.........           806,870           98,733            21,444           76,063            51,877
   Due to custodian.......................                --               --           228,848               --                --
   Distributions payable..................                --               --                --          202,431            56,528
   Advisory fee payable (Note 4)..........            71,593           22,018             5,818           13,874             6,983
   Sub-account services
     fee payable (Note 4) ................            62,317            1,575                60            1,410                --
   Administration fee payable (Note 4)....           213,922           65,319            17,129           40,896             8,955
   Other payables.........................            18,435            2,369               676            1,578               211
                                              --------------    -------------    --------------    -------------    --------------
       Total Liabilities..................         1,173,137          190,014           746,304        2,220,819         1,919,425
                                              --------------    -------------    --------------    -------------    --------------
NET ASSETS:...............................    $  821,146,671    $ 253,860,342    $   68,795,094    $ 163,619,394    $   33,238,674
                                              ==============    =============    ==============    =============    ==============

NET ASSETS CONSIST OF:
   Par value (Note 3).....................    $       28,006    $      16,757    $        4,220    $      15,345    $        3,142
   Paid-in capital in excess of par value.       645,778,895      256,219,214        50,572,116      165,427,664        32,608,302
   Undistributed net investment income....         1,935,626          896,581            35,932           94,495            12,375
   Accumulated net realized gain (loss)
     on investments sold and futures
     contracts ...........................        22,898,816        9,877,347         8,454,466       (7,602,545)         (627,929)
   Unrealized appreciation (depreciation)
     of investments and futures contracts.       150,505,328      (13,149,557)        9,728,360        5,684,435         1,242,784
                                              --------------    -------------    --------------    -------------    --------------
TOTAL NET ASSETS:.........................    $  821,146,671    $ 253,860,342    $   68,795,094    $ 163,619,394    $   33,238,674
                                              ==============    =============    ==============    =============    ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING.        28,006,408       16,756,655         4,219,536       15,344,855         3,141,600

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets / Shares Outstanding)......    $        29.32   $        15.15    $        16.30    $       10.66    $        10.58
                                              ==============    =============    ==============    =============    ==============




                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

GALAXY FUND II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

                                                   LARGE             SMALL                              U.S.
                                                  COMPANY           COMPANY          UTILITY          TREASURY         MUNICIPAL
                                                INDEX FUND        INDEX FUND       INDEX FUND        INDEX FUND        BOND FUND
                                              --------------    -------------    --------------    -------------    --------------
INVESTMENT INCOME:
   Interest (Note 2)......................    $      751,907    $     497,058    $       35,103    $  10,156,776    $    1,540,081
   Dividends (Note 2).....................        11,422,112        1,914,046         2,013,350               --            32,249
   Less: foreign withholding tax..........           (39,214)              --                --               --                --
                                              --------------    -------------    --------------    -------------    --------------
     Total investment income..............        12,134,805        2,411,104         2,048,453       10,156,776         1,572,330
                                              --------------    -------------    --------------    -------------    --------------

EXPENSES:
   Investment advisory fee (Note 4).......           998,530          270,502            64,784          160,240            77,998
   Sub-account services fee (Note 4)......           708,493           16,382               472           26,929                --
   Administration fee (Note 4)............         2,995,589          811,508           194,351          480,721           109,197
   Trustees' fee (Note 4).................            14,827            5,025             2,229            3,532             1,841
   Miscellaneous..........................            45,197           13,240             3,197           10,136             1,212
                                              --------------    -------------    --------------    -------------    --------------
     Total expenses before reimbursement..         4,762,636        1,116,657           265,033          681,558           190,248
                                              --------------    -------------    --------------    -------------    --------------
     Less: reimbursement by
       sub-administrator (Note 4).........           (14,827)          (5,025)           (2,229)          (3,532)           (1,841)
                                              --------------    -------------    --------------    -------------    --------------
     Total expenses net of reimbursement..         4,747,809        1,111,632           262,804          678,026           188,407
                                              --------------    -------------    --------------    -------------    --------------
NET INVESTMENT INCOME.....................         7,386,996        1,299,472         1,785,649        9,478,750         1,383,923
                                              --------------    -------------    --------------    -------------    --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS AND FUTURES
CONTRACTS (NOTE 2):
   Net realized gain (loss)
     on investments sold ................         70,889,095       35,682,302        13,553,007         (107,264)          112,185
   Net realized loss on futures contracts.        (2,983,478)      (1,416,860)               --               --                --
   Net change in unrealized appreciation
     (depreciation) on investments
     and futures contracts................      (304,912,869)     (41,610,278)        2,735,432        8,538,693         1,310,640
                                              --------------    -------------    --------------    -------------    --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
ANDFUTURESCONTRACTS.......................      (237,007,252)      (7,344,836)       16,288,439        8,431,429         1,422,825
                                              --------------    -------------    --------------    -------------    --------------

NET INCREASE (DECREASE)IN NET ASSETS
RESULTING FROM OPERATIONS.................    $ (229,620,256)   $  (6,045,364)   $   18,074,088    $  17,910,179    $    2,806,748
                                              ==============    =============    ==============    =============    ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

GALAXY FUND II

STATEMENTS OF CHANGES IN NET ASSETS


                                                               LARGE COMPANY INDEX FUND                SMALL COMPANY INDEX FUND
                                                           -------------------------------         -------------------------------
                                                                 YEARS ENDED MARCH 31,                   YEARS ENDED MARCH 31,
                                                                2001              2000                  2001             2000
                                                           --------------   --------------         -------------    --------------

NET ASSETS AT BEGINNING OF PERIOD......................    $1,065,129,367   $  828,899,259         $ 279,913,660    $  259,903,218
                                                           --------------   --------------         -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...............................         7,386,996        8,338,238             1,299,472         1,411,502
   Net realized gain (loss) on investments sold
     and futures contracts.............................        67,905,617       65,719,701            34,265,442        21,502,773
   Net change in unrealized appreciation
     (depreciation) of investments
        and futures contracts .........................      (304,912,869)      77,676,368           (41,610,278)       48,756,536
                                                           --------------   --------------         -------------    --------------
     Net increase (decrease) in net assets
       resulting from operations.......................      (229,620,256)     151,734,307            (6,045,364)       71,670,811
                                                           --------------   --------------         -------------    --------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income...............................        (7,299,347)      (8,354,459)             (725,455)       (1,459,959)
   Net realized gain on investments
     and futures contracts ............................      (102,231,319)     (16,900,167)          (34,507,666)      (23,979,469)
                                                           --------------   --------------         -------------    --------------
     Total Dividends...................................      (109,530,666)     (25,254,626)          (35,233,121)      (25,439,428)
                                                           --------------   --------------         -------------    --------------

SHARE TRANSACTIONS:
   Net proceeds from sales of shares...................       210,768,694      327,152,595            20,672,092        82,604,808
   Issued to shareholders in reinvestment
     of dividends......................................        99,936,361       23,077,462            33,438,738        24,188,523
   Cost of shares repurchased..........................      (215,536,829)    (240,479,630)          (38,885,663)     (133,014,272)
                                                           --------------   --------------         -------------    --------------
     Net increase (decrease) in net assets
        from share transactions .......................        95,168,226      109,750,427            15,225,167       (26,220,941)
                                                           --------------   --------------         -------------    --------------
     Net increase (decrease) in net assets.............      (243,982,696)     236,230,108           (26,053,318)       20,010,442
                                                           --------------   --------------         -------------    --------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A).........    $  821,146,671   $1,065,129,367         $ 253,860,342    $  279,913,660
                                                           ==============   ==============         =============    ==============

   (A) Undistributed net investment income.............    $    1,935,626   $    1,847,977         $     896,581    $      322,564
                                                           ==============   ==============         =============    ==============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold................................................         5,559,469        8,395,202             1,180,335         4,907,412
   Issued to shareholders in reinvestment
     of dividends......................................         3,018,383          579,464             2,182,583         1,544,562
   Repurchased.........................................        (5,847,518)      (6,162,753)           (2,225,594)       (7,903,618)
                                                           --------------   --------------         -------------    --------------
     Net increase (decrease) in shares outstanding.....         2,730,334        2,811,913             1,137,324        (1,451,644)
                                                           ==============   ==============         =============    ==============


                                                                   UTILITY INDEX FUND                  U.S. TREASURY INDEX FUND
                                                            -------------------------------        -------------------------------
                                                                  YEARS ENDED MARCH 31,                  YEARS ENDED MARCH 31,
                                                                 2001              2000                 2001             2000
                                                            --------------    -------------        -------------    --------------

NET ASSETS AT BEGINNING OF PERIOD......................     $   49,977,403    $  55,130,734        $ 160,388,962    $  202,419,601
                                                            --------------    -------------        -------------    --------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...............................          1,785,649        1,986,909            9,478,750        10,705,157
   Net realized gain (loss) on investments sold
     and futures contracts.............................         13,553,007        2,659,064             (107,264)       (3,829,905)
   Net change in unrealized appreciation
     (depreciation) of investments
        and futures contracts .........................          2,735,432         (622,871)           8,538,693        (3,297,536)
                                                            --------------    -------------        -------------    --------------
     Net increase (decrease) in net assets
       resulting from operations.......................         18,074,088        4,023,102           17,910,179         3,577,716
                                                            --------------    -------------        -------------    --------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income...............................         (1,802,196)      (2,020,360)          (9,478,750)      (11,323,274)
   Net realized gain on investments
     and futures contracts ............................         (6,262,830)      (1,735,894)                  --                --
                                                            --------------    -------------        -------------    --------------
     Total Dividends...................................         (8,065,026)      (3,756,254)          (9,478,750)      (11,323,274)
                                                            --------------    -------------        -------------    --------------

SHARE TRANSACTIONS:
   Net proceeds from sales of shares...................         40,829,116        6,583,290           39,715,701        60,899,508
   Issued to shareholders in reinvestment
     of dividends......................................          7,468,850        3,466,744            6,814,027         8,610,845
   Cost of shares repurchased..........................        (39,489,337)     (15,470,213)         (51,730,725)     (103,795,434)
                                                            --------------    -------------        -------------    --------------
     Net increase (decrease) in net assets
        from share transactions .......................          8,808,629       (5,420,179)          (5,200,997)      (34,285,081)
                                                            --------------    -------------        -------------    --------------
     Net increase (decrease) in net assets.............         18,817,691       (5,153,331)           3,230,432       (42,030,639)
                                                            --------------    -------------        -------------    --------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A).........     $   68,795,094    $  49,977,403        $ 163,619,394    $  160,388,962
                                                            ==============    =============        =============    ==============

   (A) Undistributed net investment income.............     $       35,932    $      52,479        $      94,495    $          129
                                                            ==============    =============        =============    ==============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold................................................          2,386,790          466,071            3,839,732         5,959,352
   Issued to shareholders in reinvestment
     of dividends......................................            445,694          272,072              659,463           848,178
   Repurchased.........................................         (2,364,943)      (1,117,031)          (4,981,519)      (10,187,373)
                                                            --------------    -------------        -------------    --------------
     Net increase (decrease) in shares outstanding.....            467,541         (378,888)            (482,324)       (3,379,843)
                                                            ==============    =============        =============    ==============


                                                                      MUNICIPAL BOND FUND
                                                               -------------------------------
                                                                     YEARS ENDED MARCH 31,
                                                                    2001              2000
                                                               --------------    -------------

NET ASSETS AT BEGINNING OF PERIOD......................        $   27,769,061    $  21,606,862
                                                               --------------    -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...............................             1,383,923          990,425
   Net realized gain (loss) on investments sold
     and futures contracts.............................               112,185          (70,731)
   Net change in unrealized appreciation
     (depreciation) of investments
        and futures contracts .........................             1,310,640         (874,456)
                                                               --------------    -------------
     Net increase (decrease) in net assets
       resulting from operations.......................             2,806,748           45,238
                                                               --------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income...............................            (1,383,923)      (1,014,596)
   Net realized gain on investments
     and futures contracts ............................                    --               --
                                                               --------------    -------------
     Total Dividends...................................            (1,383,923)      (1,014,596)
                                                               --------------    -------------

SHARE TRANSACTIONS:
   Net proceeds from sales of shares...................            11,595,897       16,508,893
   Issued to shareholders in reinvestment
     of dividends......................................               676,392          738,954
   Cost of shares repurchased..........................            (8,225,501)     (10,116,290)
                                                               --------------    -------------
     Net increase (decrease) in net assets
        from share transactions .......................             4,046,788        7,131,557
                                                               --------------    -------------
     Net increase (decrease) in net assets.............             5,469,613        6,162,199
                                                               --------------    -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A).........        $   33,238,674    $  27,769,061
                                                               ==============    =============

   (A) Undistributed net investment income.............        $       12,375    $         163
                                                               ==============    =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold................................................             1,134,848        1,615,439
   Issued to shareholders in reinvestment
     of dividends......................................                65,709           71,848
   Repurchased.........................................              (799,155)        (987,859)
                                                               --------------    -------------
     Net increase (decrease) in shares outstanding.....               401,402          699,428
                                                               ==============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS
                                      30-31

LARGE COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       YEARS ENDED MARCH 31,
                                                            -----------------------------------------------------------------------
                                                                 2001            2000          1999         1998           1997
                                                            ------------     ------------  ------------  ------------

Net Asset Value, Beginning of period..........              $      42.14     $      36.90  $      31.92  $      23.09  $      20.06
                                                            ------------     ------------  ------------  ------------  ------------

Income from Investment Operations:
   Net investment income(1)...................                      0.26             0.32          0.35          0.40          0.43
   Net realized and unrealized gain (loss)
     on investments and futures contracts.....                     (8.85)            5.93          5.38         10.23          3.41
                                                            ------------     ------------  ------------  ------------  ------------
       Total from Investment Operations.......                     (8.59)            6.25          5.73         10.63          3.84
                                                            ------------     ------------  ------------  ------------  ------------

Less Dividends:
   Dividends from net investment income.......                     (0.26)           (0.33)        (0.36)        (0.44)        (0.38)
   Dividends from net realized capital gains..                     (3.97)           (0.68)        (0.39)        (1.36)        (0.43)
                                                            ------------     ------------  ------------  ------------  -----------
       Total Dividends........................                     (4.23)           (1.01)        (0.75)        (1.80)        (0.81)
                                                            ------------     ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value....                    (12.82)            5.24          4.98          8.83          3.03
                                                            ------------     ------------  ------------  ------------  ------------
Net Asset Value, End of period................              $      29.32     $      42.14  $      36.90  $      31.92  $      23.09
                                                            ============     ============  ============  ============  ============

Total Return..................................                    (21.54)%          17.20%        18.15%        47.29%        19.32%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)..........              $    821,147     $  1,065,129  $    828,899  $    626,740  $    421,652
Ratios to average net assets:
   Net investment income including
     reimbursement............................                      0.74%            0.88%         1.11%         1.44%         2.19%
   Operating expenses including
     reimbursement............................                      0.47%            0.47%         0.47%         0.40%         0.40%
   Operating expenses excluding
     reimbursement............................                      0.48%            0.47%         0.47%         0.40%         0.40%
Portfolio turnover rate.......................                        15%              12%            3%            3%           11%

-----------------------------
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2001, 2000, 1999, 1998 and 1997 was $0.26, $0.32, $0.35, $0.40 and $0.43, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       YEARS ENDED MARCH 31,
                                                            -----------------------------------------------------------------------
                                                                   2001          2000          1999           1998*         1997
                                                            ------------     ------------  ------------  ----------    ------------

Net Asset Value, Beginning of period..........              $      17.92     $      15.22  $      20.73  $    22.64    $      22.30
                                                            ------------     ------------  ------------  ----------    ------------

Income from Investment Operations:
   Net investment income(1)...................                      0.07             0.09          0.10        0.27            0.38
   Net realized and unrealized gain (loss)
     on investments and futures contracts.....                     (0.47)            4.31         (4.04)       7.64            1.76
                                                            ------------     ------------  ------------  ----------    ------------
       Total from Investment Operations.......                     (0.40)            4.40         (3.94)       7.91            2.14
                                                            ------------     ------------  ------------  ----------    ------------

Less Dividends:
   Dividends from net investment income.......                     (0.04)           (0.09)        (0.09)      (0.33)          (0.34)
   Dividends from net realized capital gains..                     (2.33)           (1.61)        (1.48)      (9.49)          (1.46)
                                                            ------------     ------------  ------------  ----------    ------------
       Total Dividends........................                     (2.37)           (1.70)        (1.57)      (9.82)          (1.80)
                                                            ------------     ------------  ------------  ----------    ------------
Net increase (decrease) in net asset value....                     (2.77)            2.70         (5.51)      (1.91)           0.34
                                                            ------------     ------------  ------------  ----------    ------------
Net Asset Value, End of period................              $      15.15     $      17.92  $      15.22  $    20.73    $      22.64
                                                            ============     ============  ============  ==========    ============

Total Return..................................                     (2.33)%          30.52%       (19.19)%     41.22%           9.60%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)..........              $    253,860     $    279,914  $    259,903  $  399,162    $    309,474
Ratios to average net assets:
   Net investment income including
     reimbursement............................                      0.48%            0.53%         0.56%       0.97%           1.59%
   Operating expenses including
     reimbursement............................                      0.41%            0.41%         0.40%       0.40%           0.40%
   Operating expenses excluding
     reimbursement............................                      0.41%            0.41%         0.41%       0.40%           0.40%
Portfolio turnover rate.......................                        41%              36%           22%         99%              8%

-----------------------------------
* At a Special Meeting of Shareholders of the Small Company Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell Special Small Company(TRADE MARK) Index to the Standard & Poor's(REGISTRATION MARK) Small Cap 600 Stock Price Index.
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2001, 2000, 1999, 1998 and 1997 was $0.07, $0.09, $0.10, $0.27 and $0.38, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

UTILITY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        YEARS ENDED MARCH 31,
                                                            -----------------------------------------------------------------------
                                                                 2001            2000          1999         1998*          1997
                                                            ------------     ------------  ------------  ----------    ------------
Net Asset Value, Beginning of period..........              $      13.32     $      13.35  $      14.18  $    11.42    $      12.03
                                                            ------------     ------------  ------------  ----------    ------------

Income from Investment Operations:
   Net investment income(1)...................                      0.44             0.50          0.53        0.54            0.49
   Net realized and unrealized
     gain (loss) on investments ..............                      4.56             0.43         (0.71)       3.71           (0.09)
                                                            ------------     ------------  ------------  ----------    ------------
       Total from Investment Operations.......                      5.00             0.93         (0.18)       4.25            0.40
                                                            ------------     ------------  ------------  ----------    ------------

Less Dividends:
   Dividends from net investment income.......                     (0.45)           (0.51)        (0.51)      (0.60)          (0.46)
   Dividends from net realized capital gains..                     (1.57)           (0.45)        (0.14)      (0.82)          (0.55)
   Return of capital..........................                        --               --            --       (0.07)             --
                                                            ------------     ------------  ------------  ----------    ------------
       Total Dividends........................                     (2.02)           (0.96)        (0.65)      (1.49)          (1.01)
                                                            ------------     ------------  ------------  ----------    ------------
Net increase (decrease) in net asset value....                      2.98            (0.03)        (0.83)       2.76           (0.61)
                                                            ------------     ------------  ------------  ----------    ------------
Net Asset Value, End of period................              $      16.30     $      13.32  $      13.35  $    14.18    $      11.42
                                                            ============     ============  ============  ==========    ============

Total Return..................................                     37.57%            7.52%        (1.53)%     39.07%           3.46%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)..........              $     68,795     $     49,977  $     55,131  $   55,864    $     45,582
Ratios to average net assets:
   Net investment income including
     reimbursement............................                      2.75%            3.61%         3.72%       4.24%           3.96%
   Operating expenses including
     reimbursement............................                      0.40%            0.40%         0.40%       0.40%           0.40%
   Operating expenses excluding
     reimbursement............................                      0.41%            0.40%         0.40%       0.40%           0.40%
Portfolio turnover rate.......................                        65%              19%            8%         72%            170%

-------------------------------------
* At a Special Meeting of Shareholders of the Utility Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell 1000(TRADE MARK) Utility Index to the Standard & Poor's(REGISTRATION MARK) Utilities Composite Index.
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2001, 2000, 1999, 1998 and 1997 was $0.44, $0.50, $0.53, $0.54 and $0.49, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. TREASURY INDEX FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       YEARS ENDED MARCH 31,
                                                            -----------------------------------------------------------------------
                                                                   2001          2000          1999           1998          1997
                                                            ------------     ------------  ------------  ----------    ------------

Net Asset Value, Beginning of period..........              $      10.13     $      10.54  $      10.50  $     9.99    $      10.24
                                                            ------------     ------------  ------------  ----------    ------------

Income from Investment Operations:
   Net investment income(1)...................                      0.61             0.61          0.61        0.63            0.64
   Net realized and unrealized
      gain (loss) on investments .............                      0.53            (0.38)         0.05        0.51           (0.25)
                                                            ------------     ------------  ------------  ----------    ------------
       Total from Investment Operations.......                      1.14             0.23          0.66        1.14            0.39
                                                            ------------     ------------  ------------  ----------    ------------

Less Dividends:
   Dividends from net investment income.......                     (0.61)           (0.64)        (0.62)      (0.63)          (0.64)
                                                            ------------     ------------  ------------  ----------    ------------
       Total Dividends........................                     (0.61)           (0.64)        (0.62)      (0.63)          (0.64)
                                                            ------------     ------------  ------------  ----------    ------------
Net increase (decrease) in net asset value....                      0.53            (0.41)         0.04        0.51           (0.25)
                                                            ------------     ------------  ------------  ----------    ------------
Net Asset Value, End of period................              $      10.66     $      10.13  $      10.54  $    10.50    $       9.99
                                                            ============     ============  ============  ==========    ============

Total Return..................................                     11.60%            2.39%         6.38%      11.72%           3.91%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)..........              $    163,619     $    160,389  $    202,420  $  118,368    $    111,313
Ratios to average net assets:
   Net investment income including
     reimbursement............................                      5.90%            5.95%         5.77%       6.12%           6.31%
   Operating expenses including
     reimbursement............................                      0.42%            0.41%         0.41%       0.40%           0.40%
   Operating expenses excluding
     reimbursement............................                      0.42%            0.41%         0.41%       0.40%           0.40%
Portfolio turnover rate.......................                        53%              56%           70%         79%             39%

-------------------------------------
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2001, 2000, 1999, 1998 and 1997 was $0.61, $0.61, $0.61, $0.63 and $0.64, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       YEARS ENDED MARCH 31,
                                                            -----------------------------------------------------------------------
                                                                   2001          2000          1999           1998          1997
                                                            ------------     ------------  ------------  ----------    ------------
Net Asset Value, Beginning of period..........              $      10.13     $      10.59  $      10.51  $    10.15    $      10.20
                                                            ------------     ------------  ------------  ----------    ------------

Income from Investment Operations:
   Net investment income(1)...................                      0.45             0.44          0.46        0.47            0.47
   Net realized and unrealized gain (loss)
     on investments and futures contracts.....                      0.45            (0.45)         0.08        0.36           (0.05)
                                                            ------------     ------------  ------------  ----------    ------------
       Total from Investment Operations.......                      0.90            (0.01)         0.54        0.83            0.42
                                                            ------------     ------------  ------------  ----------    ------------

Less Dividends:
   Dividends from net investment income.......                     (0.45)           (0.45)        (0.46)      (0.47)          (0.47)
                                                            ------------     ------------  ------------  ----------    ------------
       Total Dividends........................                     (0.45)           (0.45)        (0.46)      (0.47)          (0.47)
                                                            ------------     ------------  ------------  ----------    ------------
Net increase (decrease) in net asset value....                      0.45            (0.46)         0.08        0.36           (0.05)
                                                            ------------     ------------  ------------  ----------    ------------
Net Asset Value, End of period................              $      10.58     $      10.13  $      10.59  $    10.51    $      10.15
                                                            ============     ============  ============  ==========    ============

Total Return..................................                      9.15%           (0.05)%        5.20%       8.29%           4.15%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)..........              $     33,239     $     27,769  $     21,607  $   18,147    $     19,921
Ratios to average net assets:
   Net investment income including
     reimbursement............................                      4.43%            4.28%         4.31%       4.49%           4.57%
   Operating expenses including
     reimbursement............................                      0.60%            0.60%         0.60%       0.60%           0.60%
   Operating expenses excluding
     reimbursement............................                      0.61%            0.60%         0.60%       0.60%           0.60%
Portfolio turnover rate.......................                        95%              38%           43%         28%              7%

------------------------------------
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2001, 2000, 1999, 1998 and 1997 was $0.45, $0.44, $0.46, $0.47 and $0.47, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

Galaxy Fund II ("Galaxy II" or the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered five managed investment portfolios. The accompanying financial statements and financial highlights are those of the Large Company Index Fund, the Small Company Index Fund, the Utility Index Fund, the U.S. Treasury Index Fund, and the Municipal Bond Fund (individually a "Fund," collectively the "Funds").

2.   SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

PORTFOLIO VALUATION: Listed investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees at the last quoted sale price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which last sales prices are not available are valued at the closing bid price in the principal market where such securities trade. U.S. Government securities (other than short-term investments) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Debt securities of U.S. issuers (other than U.S. Government securities and short-term securities), including municipal securities, are valued at the mean between the quoted bid price and the asked price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued based on fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FUTURES CONTRACTS: Each Fund, except the U.S. Treasury Index Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined on the identified cost method. Interest income and expenses are recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

INCOME RECOGNITION: In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, will require investment companies to amortize premiums and discounts on fixed income securities. The Trust currently does not amortize premiums and discounts on fixed income securities. Accordingly, those Funds affected will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Trust has not completed its analysis on the impact of this accounting change.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Index Fund and the Municipal Bond Fund, declared and paid quarterly for the Utility Index Fund and declared and paid annually for the Small Company Index Fund and the Large Company Index Fund. Net realized capital gains, if any, are distributed at least annually. Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending March 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal tax provision is recorded.

REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the

NOTES TO FINANCIAL STATEMENTS

collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Pursuant to an exemptive order issued by the Securities and Exchange Commision, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

3.   SHARES OF BENEFICIAL INTEREST:

The Trust's Declaration of Trust authorizes the Trust to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share. The Trust's shares are classified into five series.

4.   INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION
     AGREEMENTS:

The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides advisory services for a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.25% of the average daily net assets of the Municipal Bond Fund.

The Trust and Fleet National Bank (the "Administrator"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an administration agreement. Under the agreement, the Administrator is responsible for the payment of all expenses of the Funds, except the fees and expenses of the Trustees who are not interested persons of the Trust, brokerage fees and commissions, interest on borrowings, taxes, annual sub-account fees payable with respect to shares of the Funds held by defined contribution plans, and such extraordinary, non-recurring expenses as may arise, including litigation, to which the Trust may be a party. For its services as administrator, the Administrator receives a fee at an annual rate of 0.30% of the average daily net assets of each of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.35% of the average daily net assets of the Municipal Bond Fund.

The Administrator has entered into a sub-administration agreement with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of
PNC Financial Services Group (formerly known as PNC Bank Corp.), under which PFPC Inc. provides administrative, accounting and transfer agent services to the Trust. The Administrator bears the fees of PFPC Inc. for serving in this capacity. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PFPC Worldwide, Inc., and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Inc., acts as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, the Distributor acquired all of the outstanding shares of PDI, and PDI was subsequently merged into the Distributor.

The Trust and PFPC Inc. may enter into agreements with one or more entities, including the Administrator and affiliates of the Investment Advisor, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to shares of the Funds held by defined contribution plans. Such entities are compensated by PFPCInc. for the Sub-Account Services and in connection therewith the Funds pay PFPC Inc. out-of-pocket transfer agency expenses (i.e. sub-account services fee) in an amount equal to these fees.

Certain officers of the Trust are officers of PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy Fund ("Galaxy") and The Galaxy VIP Fund ("VIP") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. For the period May 28, 1999 until September 7, 2000, each Trustee was entitled to receive for services as a Trustee of the Trust, Galaxy and VIP, an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a Trustee of the Trust, Galaxy and VIP an aggregate fee of $40,000 per annum

NOTES TO FINANCIAL STATEMENTS

plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and VIP are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and VIP based on their relative net assets.

Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

PFPC Inc. voluntarily agreed to reimburse the Funds for Trustees' fees. PFPC Inc., at its discretion, may revise or discontinue the voluntary expense reimbursement at any time.

5.   SECURITIES TRANSACTIONS:

The cost of purchases and the proceeds from sales of securities (excluding short-term investments and futures contracts) for the year ended March 31, 2001 for each Fund were as follows:

                                      U.S. GOVERNMENT                           OTHER INVESTMENT
                                         SECURITIES                                SECURITIES
                                 ----------------------------              ---------------------------
                                   PURCHASES         SALES                   PURCHASES         SALES
                                 -----------      ----------               ------------      ---------
Large Company Index...........   $         --    $        --             $144,050,263      $151,658,425
Small Company Index...........             --             --              106,933,331       125,245,833
Utility Index.................             --             --               44,311,974        41,498,220
U.S. Treasury Index...........     83,685,536     88,732,842                       --                --
Municipal Bond................             --             --               33,528,020        28,746,060

The aggregate cost, gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at March 31, 2001 for each Fund were as follows:

                                     COST         APPRECIATION        (DEPRECIATION)            NET
                                -----------------------------------------------------------------------
Large Company Index ..........  $ 672,942,486    $ 230,354,954      $  (82,373,735)       $147,981,219
Small Company Index ..........    270,998,850       43,877,134         (61,115,156)        (17,238,022)
Utility Index ................     59,942,241       10,050,266          (1,490,278)          8,559,988
U.S. Treasury Index ..........    156,673,014        5,851,694            (667,643)          5,184,051
Municipal Bond ...............     33,444,771        1,244,363              (1,579)          1,242,784

6.   CAPITAL LOSS CARRYFORWARD:

At March 31, 2001, the following Funds had capital loss carryforwards:

                             CAPITAL LOSS       EXPIRATION
                             CARRYFORWARD          DATE
                             ------------       ----------
U.S. Treasury Index......    $ 2,863,608           2003
                                 548,015           2004
                               1,821,144           2008
                               1,869,394           2009
Municipal Bond...........        352,520           2003
                                 203,341           2004
                                  72,068           2008

NOTES TO FINANCIAL STATEMENTS

7.   FINANCIAL INSTRUMENTS:

The Large Company Index, Small Company Index and Utility Index Funds may enter into stock index futures contracts that are traded on a national exchange. These Funds will enter into stock index futures contracts only for bona fide hedging purposes or as otherwise permitted by the Commodities Futures Trading Commission ("CFTC"). If permitted, these Funds may use stock index futures to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a stock index futures contract is priced more attractively than the securities in the underlying index. The Municipal Bond Fund may enter into interest rate futures contracts and municipal bond index futures contracts only for bona fide hedging purposes or as otherwise permitted by CFTC regulations. In addition, the Municipal Bond Fund may purchase put or call options on interest rate and municipal bond index futures contracts, which are traded on a United States exchange, as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will segregate assets to cover its commitments on purchased futures contracts.

Risks associated with using financial instruments such as futures as a hedge include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or the inability of counterparties to perform under the terms of the contract.

8.   CONCENTRATION OF CREDIT RISK:

The Utility Index Fund concentrates its investments in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

9.   LINE OF CREDIT:

Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter.

10.  TAX INFORMATION (UNAUDITED):

During the fiscal year ended March 31, 2001, the following Funds made distributions from long-term capital gains:

       FUND                            LONG-TERM GAINS PAID
        ----                           --------------------
Large Company Index Fund                $     100,997,008
Small Company Index Fund                       32,105,910
Utility Index Fund                             13,191,131

During the fiscal year ended March 31, 2000, the Municipal Bond Fund earned 99.23% of its income from municipal obligations which generally qualify as exempt from federal and state taxation.

Of the ordinary income (including short-term capital gain) distributions made by the Large Company Index Fund, the Small Company Index Fund and the Utility Index Fund during the fiscal year ended March 31, 2001, 100%, 34.09%, and 77.15%, respectively, qualify for the dividends received deduction available to corporate shareholders.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Galaxy Fund II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Galaxy Fund II (comprising, respectively, the Large Company Index Fund, Small Company Index Fund, Utility Index Fund, U.S. Treasury Index Fund and Municipal Bond Fund) as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended March 31, 1998 were audited by other auditors whose report dated May 8, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Galaxy Fund II at March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                /S/ ERNST & YOUNG LLP

Boston, Massachusetts
May 9, 2001

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

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

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

[GRAPHIC OMITTED: GALAXY LOGO]
                       GALAXY
                       FUNDS

P.O. Box 6520
Providence, RI 02940-6520

PRESORTED
STANDARD
PASTAGE PAID
PERMIT NO 105
NORTHREADING, MA

                        ANGALII (6/01/01)